                                                                    EXHIBIT 10.6

                           INTEVAC, INC. - SUBLEASE
                           ------------------------

1.   PARTIES
     -------

This Sublease dated August 15, 1997, is made between Intevac, Inc. ("Sublandlord"), and Covad Communications Group, Inc. ("Subtenant").

2.   MASTER LEASE
     ------------

Sublandlord is the lessee under a written lease dated May 26, 1994, wherein Kontrabecki Associates I ("Landlord") leased to Sublandlord the real property located in the City of Santa Clara, County of Santa Clara, State of California, described as 3550, 3560, 3570 and 3580 Bassett Street ("Master Premises"). Said lease has been amended by the following addendums: Addendum I dated May 26,1994, Addendum II dated January 1, 1995, Addendum III dated July 27, 1995, Addendum IV dated November 8, 1996 and Addendum V dated March 19, 1997; said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

3.   PREMISES
     --------

Sublandlord hereby subleases to Subtenant on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises") located at 3560 Bassett Street and as described in Exhibit B. The Premises size is agreed to be approximately 18,000 square feet and consists of the second floor of 3560 Bassett Street and its first floor lobby. Use of the first floor lobby is exclusive to the Subtenant with the exception of emergency use by Sublandlord personnel as required by applicable fire codes. Subtenant and Sublandlord will both have access to first floor restrooms behind the lobby.

4.   WARRANTY BY SUBLANDLORD
     -----------------------

4.1 Sublandlord warrants and represents to Subtenant that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublandlord is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublandlord has no knowledge of any claim by Lessor that Sublandlord is in default or breach of any of the provisions of the Master Lease.

4.2 Sublandlord warrants and represents that the Premises have been constructed in a first class manner and in full compliance with all governmental regulations, ordinances and laws in effect as of the Commencement Date, including, but not limited to, the American with Disabilities Act of 1990 and laws pertaining to hazardous substances, in order to make the Building and the Premises and the site upon which the Building is situated suitable for occupancy by a tenant utilizing the space for business and professional offices.

5.   TERM
     ----

5.1 The Term of this Sublease shall commence on the earlier of the date the Subtenant occupies the Premises or September 15, 1997 ("Commencement Date") and end on August 31, 1999 ("Termination Date").

5.2 Subtenant, at its option, along with its contractors, subcontractors, agents, etc. shall be permitted to enter the premises at any time prior to the projected Commencement Date with no obligation to pay rent, for the purposes of installing furniture, fixtures, equipment and leasehold improvements.

5.3 Possession of the Premises ("Possession") shall be delivered to Subtenant on the Commencement Date. If for any reason Sublandlord does not deliver Possession to Subtenant on the Commencement Date, Sublandlord shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublandlord has not delivered Possession to Subtenant within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Subtenant may give written notice to Sublandlord of Subtenant's intention to cancel this Sublease. Said notice shall set forth an effective date of such cancellation which shall be at least ten (10) days after delivery of said notice to Sublandlord. If Sublandlord delivers Possession to Subtenant on or before such effective date, this Sublease shall remain in full force and effect. If Sublandlord fails to deliver Possession to Subtenant on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Subtenant to Sublandlord on account of this Sublease shall be returned to Subtenant, this Sublease shall thereafter be of no further force or effect, and Sublandlord shall have no further liability to Subtenant on account of such delay or cancellation. If Sublandlord permits Subtenant to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, excluding the payment of rent and operating expenses.

5.4  Subtenant shall have the option to extend the term of this Sublease for one
(1) year. Notice shall be provided by Subtenant in writing to Sublandlord no later than one hundred and eighty (180) days prior to the expiration of the initial term. The rent for the extended term shall be at the then current market rent.

6.   RENT
     ----

6.1 Subtenant shall pay to Sublandlord as rent, without deduction, setoff, notice, or demand, at 3550 Bassett Street or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, the sum of nineteen thousand eight hundred dollars ($19,800.00) per month, in advance on the first day of each month of the Term. Subtenant shall pay to Sublandlord upon execution of this Sublease the sum of nineteen thousand eight hundred dollars ($19,800.00) as rent for the first month. If the term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis.

6.2 Subtenant's rent and operating expenses for each month are due on the first day of the month. If any installment of rent or operating expenses is not received by Sublandlord within five calendar days after the due date, Subtenant shall pay to Sublandlord an additional charge of five percent (5%) of the amount overdue.

7.   OPERATING EXPENSES
     ------------------

7.1 Subtenant shall pay to Sublandlord as operating expenses, without deduction, setoff, notice, or demand, at 3550 Bassett Street or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, the sum of five thousand two hundred twenty dollars ($5,220.00) per month, in advance on the first day of each month of the Term. Subtenant shall pay to Sublandlord upon execution of this Sublease the sum of five thousand two hundred twenty dollars ($5,220.00) as operating expenses for the first month. If the term begins or ends on a day other than the first or last day of a month, the operating expenses for the partial months shall be prorated on a per diem basis. The $5,220.00 monthly operating expenses include $2,700.00 per month for electricity, gas and water, and an estimate of $2,520.00 per month for taxes, insurance, HVAC maintenance, elevator maintenance, and other costs of building maintenance. The charges for utilities are fixed and are not subject to audit. The $2,520.00 per month for taxes, insurance, HVAC maintenance, elevator maintenance and other costs of building maintenance is subject to annual adjustment based on actual expenses incurred. A reconciliation and audit of the actual expenses will be conducted at the end of each rental year. The Subtenant shall either receive a credit for any overpayment made or reimburse Sublandlord within thirty (30) days of the audit for any additional balance due.

7.2 Subtenant may, at its option, either contract and pay for its own janitorial services, or use Sublandlord's janitorial service at Sublandlord's cost. If Subtenant chooses to use Sublandlord's janitorial service, then the cost of this service will be added to the monthly rent to cover such services.

7.3 Sublandlord shall, upon request by Subtenant, furnish Subtenant with copies of all statements submitted by Lessor of actual or estimated operating costs during the Term. If the Master Lease provides for the payment by Sublandlord of operating costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual operating costs are made under the Master Lease, the obligations of Sublandlord and Subtenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublandlord and Subtenant under this Subsection 7.3 shall survive such expiration or termination.

8.    SECURITY DEPOSIT

Subtenant shall deposit with Sublandlord upon execution of this Sublease the sum of twenty-five thousand twenty dollars ($25,020.00) as security for Subtenant's faithful performance of Subtenant's obligations hereunder ("Security Deposit"). If Subtenant fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublandlord may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublandlord may become obligated by reason of Subtenant's default or breach, or for any loss or damage sustained by Sublandlord as a result of Subtenant's default or breach. If Sublandlord so uses any portion of the Security Deposit, Subtenant shall, within ten (10) days after written demand by Sublandlord, restore the Security Deposit to the full amount originally deposited, and Subtenant's failure to do so shall constitute a default under this Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublandlord assigns its interest in this Sublease, Sublandlord shall deliver to its assignee so much of the Security Deposit as is then held by Sublandlord. Within ten (10) days after the Term has expired, or Subtenant has vacated the Premises, or any final adjustment pursuant to Subsection 7.3 hereof has been made, whichever shall last occur, and provided Subtenant is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublandlord, shall be returned to Subtenant or to the last assignee, if any, of Subtenant's interest hereunder.

9.    USE OF PREMISES
      ---------------

Subtenant shall have the right to use the Premises for general office space and any other legally permitted use compatible with a first-class office building.

10.   ASSIGNMENT AND SUBLETTING
      -------------------------

10.1 Subtenant shall not assign this Sublease or further sublet all or part of the Premises without the prior written consent of Sublandlord (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.2 Subtenant will have the right, subject to Sublandlord's prior written consent, which shall not be unreasonably withheld, to Sub-Sublease or Assign any portion of the

Premises at any time during the Initial or Extended term. In no event shall any sublease conflict with the terms and conditions stipulated in the Master Lease. Any amounts collected in excess of rents and operating expenses paid under this Sublease agreement, shall be payable and paid to the Sublandlord.

10.3 Any reorganization, merger, sale, partnership change, assignment, transfer or hypothecation of any partnership or ownership interest in Subtenant shall not be deemed an Assignment or Sub-sublease under the Sublease. Neither the use by, nor the Sub-subletting to, any subsidiary or affiliate of Subtenant of all or a portion of the Premises shall be deemed an Assignment or Sub-sublease under the Sublease.

11.   OTHER PROVISIONS OF SUBLEASE
      ----------------------------

All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the lessor thereunder, Subtenant the lessee thereunder, and the Premises the Master Premises, except for the following: Subtenant assumes and agrees to perform the lessee's obligations under the Master Lease during the Term or the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Subtenant to the extent and in the amount rent is paid to Sublandlord in accordance with Sections 6 and 7 of this Sublease. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublandlord shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Subtenant. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided, however, that if the Master Lease terminates as a result of a default or breach by Sublandlord or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublandlord shall not constitute a default or breach hereunder.

12.   ATTORNEYS' FEES
      ---------------

If Sublandlord, Subtenant, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

13.   AGENCY DISCLOSURE
      -----------------

Sublandlord and Subtenant each warrant that they have dealt with no other real estate broker in connection with this transaction except BT COMMERCIAL REAL ESTATE, who represents Intevac, Inc. and Markley Stearns Partners, who represents Covad Communications Group, Inc.

14.   COMMISSION
      ----------

Upon execution of this Sublease, a commission will be paid in accordance with Sublandlord's listing agreement with BT Commercial. The fee will be split 50/50 with Markley Stearns Partners. BT Commercial is hereby. made a third party beneficiary of this Sublease for the purposes of enforcing its right to said commission.

15.   NOTICES
      -------

All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublandlord to Subtenant shall be sent by United States Mail, postage prepaid, addressed to the Subtenant at the Premises, and to the address hereinbelow, or to such other place as Subtenant may from time to time designate in a notice to the Sublandlord. All notices and demands by the Subtenant to Sublandlord shall be sent by United States Mail, postage prepaid, addressed to the Sublandlord at the address set forth herein, and to such other person or place as the Sublandlord may from time to time designate in a notice to the Subtenant.

To Sublandlord:                     Chief Financial Officer
                                    Intevac, Inc.
                                    3550 Bassett Street
                                    Santa Clara, CA 95054

To Subtenant:                       Chief Financial Officer
                                    Covad Communications Group, Inc.

                                    3560 Bassett Street
                                    Santa Clara, CA 95054

16.   COMPLIANCE
      ----------

The parties hereto agree to comply with all applicable federal, state and location laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

17.   HVAC
      ----

17.1 HVAC will be available Monday through Friday from 5:00 a.m. to 6:00 p.m. Any usage by Subtenant outside the operating hours Monday through Friday or on Saturday and Sunday will be billed at a rate of $20.00 per hour and invoiced monthly by the fifteenth day of the following month. Landlord will install a timing device to track after hours HVAC usage.

17.2 The HVAC system has been zoned and includes separate controls for Subtenant's use. The HVAC plan will be made available to Subtenant for approval. Subtenant shall have three (3) days from receipt to approve the plan or to cancel this Sublease agreement. The HVAC system will be deemed to be approved if no action is taken by Subtenant within the three (3) day period.

17.3 Subtenant shall have the right to add a HVAC unit in one computer room. The plans for the unit shall be approved by Sublandlord prior to installation.

18.   PARKING
      -------

Subtenant shall have the right to utilize fifty nine (59) parking spaces. Subtenant may mark thirty (30) of the allotted spaces at Subtenant's expense. The particular spaces to be marked shall be mutually agreed between Sublandlord and Subtenant prior to marking. Any such space markings shall be removed by Subtenant at Subtenant's cost upon expiration of the Sublease agreement.

19.   SIGNAGE
      -------

Subtenant shall have the right to install its identification signs on the entry doors to the Building, in the elevator lobby and on the floor on which the Premises are located. Any directory board and sign registrations are subject to all provisions and restrictions of the Master Lease.

20.   TENANT IMPROVEMENTS
      -------------------

20.1 Sublandlord shall provide an improvement allowance of up to $13,500.00 for improvements to the building lobby and lobby conference area. If Subtenant does not utilize said allowance, Sublandlord shall not be obligated to provide any excess allowance to Subtenant.

20.2 Landlord will shampoo carpets and repair/repaint any damaged areas of Premises prior to September 15, 1997. Subtenant to identify punchlist of repair items for Sublandlord by August 22, 1997.

20.3 Electrical is available for Subtenant's use based on the existing buildout. Subtenant shall have access to a telephone panel and may elect to use any telecommunications providers they choose.

20.4  Subtenant shall be permitted to install its own security system.

21.   CONSENT
      -------

Whenever consent shall be required by either Sublandlord or Subtenant, it shall be understood that neither party shall unreasonably withhold or delay the giving of such consent.

SUBLANDLORD                                   SUBTENANT
INTEVAC, INC.                                 COVAD COMMUNICATIONS GROUP, INC.

By /s/ Charles B. Eddy III                    By /s/ Charles J. McMinn
       Chief Financial Officer                Title  CEO

Exhibit A -Master Lease
Exhibit B -Description of Premises

                                   Exhibit A
                             The Kontrabecki Group


May 9, 1994


Mr. Charles Eddy
Chief Financial Officer
INTEVAC CORPORATION
3580 Bassett Street
Santa Clara, CA 95050

Re: Lease Agreement 3580 Bassett Street, Santa Clara, CA

Dear Mr. Eddy:

Kontrabecki Associates I is the Landlord and Intevac Corporation is the Tenant under a lease agreement (the "Lease") dated May 26, 1994 for the premises known as 3580 Bassett Street, Santa Clara, CA. Notwithstanding anything contained in the Lease to the contrary, Tenant may occupy the premises for the first four (4) months of the lease term without paying rent. Please indicate your agreement with the terms of this letter agreement by signing below.


Very truly,

/s/ John T. Kontrabecki

John T. Kontrabecki

Agreed and Accepted this May 26, 1994.

Intevac Corporation

By: /s/ C. Eddy

Its: CFO



        3600 West Bayshore Road, Suite 101, Palo Alto, California 94303
                    (415) 858-3600     Fax: (415) 858-3611

                             The Kontrabecki Group


May 9, 1994


Mr. Charles Eddy
Chief Financial Officer
INTEVAC CORPORATION
3580 Bassett Street
Santa Clara, CA 95050

Re: Option to Lease -3550 Bassett Street, Santa Clara, CA

Dear Mr. Eddy:

Kontrabecki Associates I is the Landlord and Intevac Corporation is the Tenant under a lease agreement (the "Lease") dated May 26, 1994 for the premises known as 3580 Bassett Street, Santa Clara, CA. Varian Associates, Inc. is the sub-Landlord and Intevac Corporation is the sub-Tenant under a sub-lease agreement for the premises known as 3550 Bassett Street, Santa Clara, CA. In consideration of the Lease and other promises made, Intevac Corporation hereby grants to Kontrabecki Associates I the right to sublease the premises known as 3550 Bassett Street, Santa Clara, CA, at anytime during the term of the sub-lease agreement at a rate of $.40 per square foot triple net. Kontrabecki Associates I may exercise this option by giving Intevac Corporation written notice thereof sixty (60) days prior to the effective date of the sublease. The sublease shall be memorialized in a lease agreement substantially similar in form to the Lease for the premises know as 3580 Bassett Street, Santa Clara, CA. Please indicate your agreement with the terms of this letter agreement by signing below.

Very truly,

/s/ John T. Kontrabecki

John T. Kontrabecki

Agreed and Accepted this May 26, 1994.

Intevac Corporation

By: /s/ C. Eddy

Its: CFO



        3600 West Bayshore Road, Suite 101, Palo Alto, California 94303
                    (415) 858-3600     Fax: (415) 858-3611

                             THE KONTRABECKI GROUP
                             ---------------------
                               INDUSTRIAL LEASE
                               ----------------

     This Lease, dated May 26, 1994 for reference purposes only, is made and entered into by and between KONTRABECKI ASSOCIATES I, a California Limited Partnership ("Landlord"), whose address is 3600 West Bayshore Road, Suite 101, Palo Alto, 94303, and INTEVAC CORPORATION, a California corporation ("Tenant"), whose present address is 3580 Bassett Street, Santa Clara, California, 95054, from and after the Commencement Date (as defined below) shall be the address of the Premises, which is 3580 Bassett Street, Santa Clara, California 95054. Landlord and Tenant agree to the terms, covenants and conditions of this Lease, as follows:

          1.   Definitions.
               -----------

          1.1  Property.  The term "Property" shall mean the real property  with
               --------
all improvements now or hereafter located thereon described by the site plan attached hereto as Exhibit "A", consisting of seven (7) buildings with an aggregate gross area of which is approximately four hundred thousand (400,000) square feet (the "Property Gross Area").

          1.2  Building.  The term "Building" shall mean the structure situated
               --------
on the Property in which the Premises are located, containing approximately forty thousand eight hundred ninety (40,890) square feet of gross leasable area (the "Building Gross Leasable Area"), and located at the following address: 3580 Bassett Street, Santa Clara, California 95054.

          1.3  Premises.  The term "Premises" shall mean those certain Premises
               --------
located within the Building outlined on the site plan attached hereto as Exhibit "A" containing approximately forty thousand eight hundred ninety (40,890) square feet of gross leasable area (the "Premises Gross Leasable Area").

          1.4  Tenant's Share. The term "Tenant's Share" shall mean the
               --------------
percentage obtained by dividing the Premises Gross Leasable Area by the Building Gross Leasable Area, which the parties agree is one hundred percent (l00%).

          1.5  Outside Areas.  The term "Outside Areas" shall mean all areas and
               -------------
facilities within the Property, except for the Building and any other buildings located thereon, provided and designated by Landlord for the general use and convenience of Tenant and other tenants of all or any part of the Property, including, without limitation, parking areas, access and perimeter roads, sidewalks, landscaped areas, service areas, and trash disposal facilities.

     2.   Demise, Term and Possession.
          ---------------------------

          2.1  Demise of Premises. Landlord hereby leases the Premises to Tenant
               ------------------
and Tenant hereby leases the Premises from Landlord for the term, at the rental, and upon all of the other terms, covenants and conditions set forth herein, together with (a) the non-assigned and non-exclusive right to use no more than one hundred forty-four (144) parking spaces located on the property and (b) the non-exclusive right to use the Common Areas and Outside Areas, all subject to the rules and regulations of Landlord promulgated pursuant to Paragraph 4.5 hereof.

          2.2  Term. The term of this Lease shall be for thirty-six (36) months,
               ----
commencing on July 1, 1994 (the "Commencement Date"), and ending on June 30, 1997 (the "Expiration Date"), unless sooner terminated or extended pursuant to the provisions hereof.

     3.   Rent.
          ----

          3.1  Base Rent. Subject to adjustment of the rent pursuant to
               ---------
provisions of the Addendum to this Lease relating thereto, if any, Tenant shall pay to Landlord for each calendar month of the term of this Lease, monthly base rent (hereafter called "Base Rent"), in installments of twenty-nine thousand thirty-one and no/90's dollars ($29,031.90).

          3.2  Manner of Payment.  Tenant shall pay to Landlord all rent payable
               -----------------
under this Lease without deduction, offset, or abatement, and without prior notice or demand, in advance on the first day of each calendar month of the term of this Lease. Rent shall be payable in lawful money of the United States to Landlord at the address stated in the initial paragraph above or to such other persons or at such other places as Landlord may from time to time designate in writing. Tenant's obligation to pay rent for any partial month shall be prorated on the basis of a thirty (30) day month.

          3.3  Late Payment Charge. If any installment of rent or any other sum
               -------------------
due from Tenant is not received by Landlord within five (5) days after the due date, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge to compensate for processing and accounting charges and any charges that may be incurred by Landlord with regard to any financing secured by the Property. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount.

          3.4  Prepayment of Rent.  None.
               ------------------

          3.5. Security Deposit.  None
               ----------------

     4.   Use.
          ---

          4.1  Permitted Uses.  The Premises shall be used and occupied only for
               --------------
the following purposes: office, research and development, manufacturing, sales, and warehouse uses, and for any lawful purpose incidental thereto, and for no other use or purpose.

          4.2  Compliance with Law.  Landlord warrants to Tenant that as of the
               -------------------
Commencement Date the Premises do not violate any applicable building code, regulation or ordinances. Tenant shall accept possession of the Premises in their physical condition existing as of the date of Landlord's delivery of possession thereof to Tenant, subject to all laws, ordinances, codes, rules, orders, directions and regulations of lawful governmental authority (collectively, "Regulations" for purposes of this paragraph) regulating the use or occupancy of the Premises, and all matters disclosed by any exhibits attached hereto. Tenant, at Tenant's sole expense, shall promptly comply with all regulations as may now or hereafter be in effect relating to or affecting the condition, use or occupancy of the Premises.

          4.3  Restrictions on Use.  Tenant shall not use or permit the use of
               -------------------
the Premises in any manner that will tend to create waste on the Premises or constitute a nuisance to any other occupant or user of the Building or any building on the Property or adjacent thereto or do or keep anything that will cause cancellation of or an increase in rates of any insurance covering the Building in which the Premises are located. Tenant shall not use any apparatus, machinery, or other equipment in or about the Premises that may interfere with the use and enjoyment of the adjacent buildings by the other Tenants, or that may cause substantial vibration that may damage the building, or overload existing electrical systems, and shall not place any loads upon the floors, walls, or ceilings of the Premises which may jeopardize the structural integrity of the Building or any part thereof. Tenant shall not make any penetrations of the roof or exterior of the Building without the prior written approval of Landlord. No materials or articles of any nature shall be stored in the Common Areas, or upon any portion of the Outside Areas unless located within an enclosure approved by Landlord and which complies with any applicable governmental requirements, the covenants, conditions and restrictions set forth in Exhibit "C" hereto (if any), and with the rules and regulations set forth in Exhibit "D" hereto (if any).

          4.4   Toxic Materials.
                ---------------

          4.4.1 Tenant's Obligations
                --------------------

                (a) Tenant shall not cause or permit to be discharged into the plumbing or sewage system of the Building or onto the land underlying or adjacent to the Building any hazardous, toxic, or radioactive materials, including, but not limited to, those materials identified in Section .66680 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time (collectively "Toxic Materials"). Tenant shall neutralize, by filtering or otherwise, or dispose of as required or permitted by law, all Toxic Materials generated by Tenant's activities on the Premises. Tenant shall at its sole expense comply with any and all rules, regulations, codes, ordinances, statutes, and other requirements of lawful governmental authority respecting Toxic Materials, pollution, harmful chemicals and other materials in connection with Tenant's activities on or about the Premises. Tenant specifically agrees to comply with any such requirements relating to the handling, use, storage and disposal of Toxic Materials and other materials which are considered by any such governmental authorities as harmful, dangerous, toxic, flammable, or otherwise deserving of special care. Tenant shall pay the full cost of any clean-up work performed on or about the Premises as required by any such governmental authority in order to remove, neutralize or otherwise treat materials of any type whatsoever directly or indirectly placed by Tenant or its agents, employees or contractors on or about the Premises or the land under or about the Premises.

                (b) Tenant shall be solely responsible for and shall indemnify, defend, and hold Landlord harmless from any and all claims, judgments, losses, demands, causes of action, proceedings, or hearings relating to the storage, placement, or use of Toxic (hereinafter collectively referred to as "Claims") by Materials Tenant, its agents, or invitees on or about the Premises, including, but not limited to, Claims resulting from the contamination of subterranean water beneath, adjoining, or in the vicinity of the Premises. Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage, and disposal of Toxic Materials; (ii) all costs of refitting or other alterations to the Premises necessitated by Tenant's use, storage, or disposal of Toxic Materials including, but not limited to, alterations required to accommodate an alternate use of the Premises; and (iii) any diminution in the fair market value of the Premises caused by Tenant's use, storage, or disposal of Toxic Materials. Tenant agrees to defend all such Claims on behalf of Landlord with counsel reasonably acceptable to Landlord, and to pay all fees, costs, damages, or expenses relating to or arising out of any such Claim including attorneys' fees and costs. Tenant shall further be solely responsible for and shall indemnify, defend and hold Landlord harmless from and against all claims, including reasonable attorneys' fees and costs, arising out of or in connection with any removal, clean-up, or restoration work which is required by any government agency having jurisdiction and which arises from Tenant's storage, use, or disposal of Toxic Materials on the Premises during the term of this Lease.

                (c) The obligations of Tenant under this Paragraph 4.4 shall survive the expiration of the Lease term.

               4.4.2 Landlord's Obligations.
                     ----------------------

                     (a) Landlord hereby makes the following representations and warranties to Tenant, each of which is made to the best knowledge of Landlord as of the date of this Lease, based on a review of all documents in Landlord's possession relating to the Premises, Building, and Property, and interviews with all of the current employees of Landlord who are responsible for or have knowledge of the day-to-day management of the Premises, Building, and Property.

                         1.   Landlord has provided to Tenant prior to the date
of this Lease, copies of the most recent ground water monitoring report in Landlord's possession concerning the environmental condition of the Property and the soil and groundwater in, on, and about the same, and is hereinafter referred to as the "Project Environmental Report."

                         2.   Except as otherwise stated in the Project
Environmental Report, the Property (including the soil and groundwater on or under the Project) does not contain hazardous Materials in material amounts.

                         3.   Except as otherwise stated in the Project
environmental Report, during the time that Landlord has directly held fee title to the Property or held an interest in an entity which held fee title to the Property, Landlord (or such entity in which Landlord held an interest) has received no written notice of (i) any violation, or alleged violation, of any law pertaining to hazardous Materials with respect to the Project or any other property in the vicinity of the Project, (ii) any pending claims relating to the presence of Hazardous Materials on the Project, or (iii) any pending investigation by any governmental agency concerning the Property relating to Hazardous Materials.

                         4.   There are no underground storage tanks presently
existing under the Property.

                    (b)  Landlord's Covenant.  Landlord shall not cause or allow
                         -------------------
any of its employees, agents, customers, visitors, invitees, licensees, contractors, assignees or other tenants (collectively "Landlord's Parties) to cause any Hazardous Materials to be used, generated, stored or disposed of, on or about the Premises.

                    (c)  Tenant's Rights. To the extent such Hazardous Materials
                         ---------------
are present in violation of any applicable laws, Landlord shall immediately provide Tenant with notice of such fact. Tenant may, at Tenant's sole choice, either: (i) treat such a condition as a breach of this Lease by Landlord; or
(ii) require Landlord, at its sole expense, to comply with all Regulations regarding the use, storage, generation or removal of Hazardous Materials in, on or under the Premises. Tenant shall have the right at all reasonable times to conduct tests and investigations to determine whether Landlord is in compliance with the foregoing provisions.

                    (d)  Indemnifications.  Landlord shall indemnify, defend by
                         ----------------
counsel acceptable to Tenant, protect and hold Tenant harmless from and against all liabilities, losses, costs and expenses, demands, causes of action, claims or judgements directly or indirectly arising out of (i) the failure of the representations and warranties of Landlord in Section A above to be true, (ii) the existence of any Hazardous Materials on the Premises as of the Commencement Date of the Lease, or (iii) the use, generation, storage or disposal of Hazardous Materials by Landlord or any of Landlord's Parties. Landlord's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

          4.5  Covenants, Conditions. and Restrictions. Tenant shall comply with
               ---------------------------------------
the covenants, conditions, and restrictions set forth in Exhibit "C" hereto (if any) and any subsequent amendments thereto.

          4.6  Rules and  Regulations.  Tenant shall comply with all rules and
               ----------------------
regulations set forth in Exhibit "D" hereto (if any) and any subsequent amendments thereto. Landlord from time to time may promulgate additional rules and regulations or modifications thereto applicable to all occupants of the Property for the safety, care, cleanliness and orderly management of the Property, its Common Areas and Outside Areas, and Tenant shall abide by all such rules and regulations from and after receipt of a written copy thereof.

     5.   Taxes.
          -----

          5.1  Tenant's Personal Property. Tenant shall pay prior to delinquency
               --------------------------
all taxes, license fees, and public charges assessed or levied against Tenant or Tenant's. estate in this Lease or Tenant's leasehold improvements, trade fixtures, furnishings, equipment and all other personal property and merchandise of Tenant situated in or about the Premises.

          5.2  Tenant's Obligations to Pay Real Property Taxes. Tenant shall pay
               -----------------------------------------------
Tenant's Share of all Real Property Taxes (as hereinafter defined) which become due during the Lease term; provided, however, if the Property contains more than one building, then Tenant shall pay Tenant's Share of all Real Property Taxes which Landlord reasonably determines is allocable to the Building, including a proportionate share based on the Building Gross Leasable Area as a percentage of the Property Gross Leasable Area, of all Real Property Taxes assessed with respect to the Outside Areas that are not fairly allocable to any one building. Notwithstanding the foregoing, in the event there is more than one tenant in the Building, Landlord reserves the right to adjust the share of Tenant of the Real Property Taxes respecting the Building to reflect the portion thereof which is equitably allocable to Tenant. Tenant shall pay to Landlord all Real Property Taxes due and payable hereunder on or before the later of (a) ten (10) days prior to the delinquency thereof, or (b) three (3) days after the date on which Tenant receives a copy of the tax bill and notice of Landlord's determination hereunder and other reasonable evidence of the amount of Real Property Taxes due and payable by Tenant hereunder. Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a 365 day year to account for any fractional portion of a fiscal tax year included in the Lease term at the commencement or expiration of the term. If Landlord's lender requires Landlord to pay any or all Real Property Taxes into an impound account on a periodic basis during the term of this Lease, Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this paragraph to Landlord on a periodic basis in accordance with the lender's requirements.

          5.3  Real Property Taxes. The term "Real Property Taxes" as used
               -------------------
herein shall mean (a) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen, now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against or with respect to; (1) the value, occupancy or use of the Property (as now constructed or as may at any time hereinafter be constructed, altered, or otherwise changed), (2) the fixtures, equipment, and other real or personal property of Landlord that are an integral part of the Property, (3) the gross receipts, income, and rentals from the Property, or (4) the use of the Outside Areas, Common Areas, public utilities, or energy within the Property; (b) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the property; (c) new excise, transaction, sales, privilege or other taxes now or hereafter imposed upon Landlord as a result of this Lease; and (d) all costs and fees (including attorneys' fees previously approved by Tenant) incurred by Landlord in contesting any Real Property Taxes and in negotiating with public authorities as to any Real Property Taxes. If at any time during the Lease term the taxation or assessment of the property prevailing as of the Commencement Date shall be altered so that in lieu of or in addition to any Real Property Taxes described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional tax or charge (a) on the value, use or occupancy of the property, (b) on or measured by the gross receipts, income, or rentals from the property, or on Landlord's business of leasing the Property, or (c) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of the Lease. If any Real Property Tax is based upon property or rents unrelated to the property, then only that part of such Real Property Tax that is fairly allocable to the property as determined by Landlord shall be included within the meaning of the term "Real Property Taxes." Notwithstanding the foregoing, the term "Real property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources, for any similar or replacement tax or assessment.

     6.   Maintenance and Repairs.
          -----------------------

          6.1  Tenant's Obligations.  Except as otherwise specifically provided
               --------------------
herein Tenant shall, at Tenant's expense, keep in good and safe condition, order and repair the Premises and every part thereof, including without limitation,
(a) all plumbing, fire sprinkler and sewage systems, and all ducts, pipes, vents or other parts of the heating, ventilation and air conditioning system (the "HVAC") which service only the Premises (as opposed to servicing an area larger than the Premises), (b) all electrical and lighting facilities, systems, appliances, and equipment within the Premises including all wiring therein, (c) all fixtures, interior walls, interior surfaces of exterior walls, floors, and ceilings, and (d) all windows, doors, entrances, all glass (including plate glass), and skylights located within the Premises, and the roof membrane. Tenant's responsibility for maintenance and repair shall include all such facilities or systems that are located on or within the walls and floor of the Premises. Tenant shall using properly qualified persons or contractors maintain, repair and replace when necessary all HVAC equipment which services only the Premises. If the Premises consists of the entire Building, and the Building is the only building on the property, then Tenant at its expense shall also (a) maintain and replace the landscaping on the Property and repair when necessary the parking areas on the Property, and (b) wash as and when needed to keep in a clean and sightly condition all windows and plate glass of the Premises (both interior and exterior surfaces). All repairs required to be made by Tenant shall be made promptly with new materials of like kind and quality. If the repair work affects the structural parts of the Building, or if the estimated cost of any item of repair exceeds $25,000, then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, materials to be used and the contractor. Tenant hereby waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good condition, order and repair Tenant specifically waives all rights it may have under Sections 1932(1), 1941, and 1942 of the California Civil Code, and any similar or successor statute or law.

          6.2  Landlord's Obligations. Landlord shall maintain in good
               ----------------------
condition, order and repair the Common Areas, the foundation and exterior walls of the Building (excluding the interior of all walls and, except as provided in Paragraph 6.3 below, the exterior and interior of all windows, doors and plate glass), and the exterior roof of the Building, including structural supports and excluding the roof membrane. The manner in which such systems and facilities shall be maintained and the expenditures therefor shall be at the sole discretion of Landlord. Landlord shall exercise reasonable diligence in performing such repairs as soon as practicable. However, Landlord shall have no obligation to make repairs under this paragraph until a reasonable time after Landlord's receipt of written notice from Tenant of the need for such repairs. Except as otherwise specifically provided herein, there shall be no abatement of rent or other sums payable by Tenant prior to or during any repairs by Tenant or Landlord. Landlord may enter into a preventive maintenance contract with a qualified service company satisfactory to Landlord providing for periodic inspection of the roof of the Building and for repair and maintenance of the roof membrane, including without limitation patching of any worn areas, replacement of all or any portion of the roof membrane when necessary, caulking and repair of flashing provided the roof is not maintained to Landlord's satisfaction. Tenant's Share of the cost of these preventive maintenance contracts shall be borne by the Tenant.

          6.3  Maintenance and Control of Outside Areas. Landlord shall maintain
               ----------------------------------------
in good condition, order and repair the Outside Areas, together with all facilities and improvements now or hereafter located thereon, and together with all other improvements adjacent to the Property as may be required from time to time by governmental authority. Such obligation shall include maintenance and replacement of landscaping and repair of parking areas of the Property, and washing exterior windows and plate glass of the Building, unless the Premises consist of the entire Building and the Building is the only building on the Property, in which case Tenant shall at its sole cost perform such obligation. Such obligation shall also specifically include painting the outside surface of the exterior walls of the Building as and when necessary, as determined by Landlord in its reasonable discretion. The manner in which such areas shall be maintained and the expenditures therefor shall be at the sole discretion of Landlord. Tenant's Share of the cost of this maintenance shall be borne by the Tenant.

Landlord shall at all times have exclusive control of the Outside Areas and may at any time temporarily close any part thereof, may exclude and restrain anyone from any part thereof (except the bona fide employees and invitees of Tenant who use the Outside Areas in accordance with the rules and regulations that Landlord may from time to time promulgate), and Landlord may change the configuration of the Outside Areas or the location of facilities thereon so long as any such change by Landlord does not unreasonably interfere with Tenant's use of or access to the Premises. Landlord shall also be entitled to employ third parties to operate and maintain all or any part of such areas on such terms and conditions as Landlord shall in its sole discretion deem reasonable and proper. In exercising any of Landlord's rights hereunder, Landlord shall make a reasonable effort to minimize costs and any disruption of Tenant's business.

          6.4  Tenant's Obligation to Reimburse. Tenant shall pay Tenant's Share
               --------------------------------
of all Direct Operating Expenses (as hereinafter defined) as may be paid or incurred by Landlord during the term of this Lease; provided, however, that if the property contains more than one building, Tenant shall pay Tenant's Share of all Direct Operating Expenses fairly allocable to the Building as reasonably determined by Landlord, and a proportionate share, based on the Building Gross Leasable Area as a percentage of the Property Gross Leasable Area, of all Direct Operating Expenses which relate to the Property in general and are not fairly allocable to any one building on the Property. Tenant shall pay to Landlord on the first day of each calendar month during the period immediately following the Commencement Date until the first December 1 thereafter a fraction of the amount which Landlord estimates will be Tenant' s Share of all Direct Operating Expenses for such period, the numerator of which is the number of calendar months during said period, and the denominator of which is twelve (12). Thereafter during the lease term, on the first day of each calendar month during each twelve (12) month period commencing January 1, Tenant shall pay to Landlord until the first December 1 thereafter an amount estimated by Landlord to be one-twelfth of Tenant's Share of the Direct Operating Expenses for such twelve (12) month period. Within sixty (60) days following the end of each calendar year, Landlord shall furnish Tenant a statement covering the calendar year and the payments made by Tenant with respect to such period as set forth in this paragraph. If Tenant's payments for Tenant's Share of said Direct Operating Expenses did not equal Tenant's of the actual amount of said Direct Operating Expenses, Share Tenant shall pay to Landlord the deficiency within ten (10) days after receipt of such statement. If said payments exceed the actual Direct Operating Expense, Landlord shall refund the amount of the overpayments to Tenant in cash within ten (10) days after Landlord sends such statement. Direct Operating Expenses shall be prorated as of the Commencement Date and the Expiration Date to reflect the portion of the calendar year occurring within the Lease term. Tenant's Share of Direct Operating Expenses are initially estimated to be five hundred and no/100's dollars ($500.00) per month.

          6.5  Direct Operating Expenses Defined.  The term "Direct Expenses"
               ---------------------------------
shall mean the sum of the following costs and Operating expenses paid or incurred by Landlord:

               (a) All labor, materials, supplies and services used or consumed in maintaining, operating and repairing the Outside Areas and the Common Areas, including without limitation, landscaping maintenance and replacement, cleaning, repairing concrete walkways and patios, sweeping and repairing parking areas, operation, maintenance and replacement of lighting, maintenance and replacement of all directional and security signs, cleaning, maintenance and replacement of carpets and other fixtures in the Common Areas, cleaning, repainting and resurfacing the exterior surface of Common Area walls and the exterior walls of the Building, utilities and water servicing such areas, pest control service (exterior only), janitorial service, if any, security patrol service, if any, trash removal, and the operation and the rental or the purchase of maintenance equipment (the cost of purchasing any such equipment to be amortized over its expected actual useful life as reasonably determined by Landlord);

               (b) All labor, materials, supplies and services used or consumed in maintaining, repairing or replacing the membrane of the roof of the Building and the cost of all maintenance contracts entered into by Landlord pursuant to Paragraph 6.2 hereof; and

               (c) A fee for administrative expenses incurred by Landlord in connection with such work equal to ten (10%) of the total costs and expenses referred to above.

          6.6  Tenant's Negligence.  Notwithstanding anything in this Paragraph
               -------------------
6 to the contrary, and subject to the waiver of subrogation rights pursuant to Paragraph 12.7, Tenant shall pay for the entire cost of maintaining and repairing the Premises, the Building, the Common Areas, the Outside Areas and any other portion of the Property if such cost is incurred and to the extent it is incurred as a result of the negligence or willful misconduct of Tenant, its agents, customers, employees, contractors or invitees.

     7.   Alterations.
          -----------

          7.1  Landlord's  Consent Required.  Tenant shall not, without
               -----------------------------
Landlord's prior written consent, make any alterations, improvements, additions, or utility installations (collectively the "alterations") in, on or about the Premises, except for nonstructural alterations which in the aggregate do not exceed Ten Thousand Dollars ($10,000) in cost during any twelve month period during the Lease Term. As used in this Paragraph 7.1, the term "utility installation" means power panels, wiring, florescent fixtures, space heaters, conduits, air conditioning and plumbing. Prior to construction or installation of any alterations, Landlord may require Tenant to provide Landlord, at Tenant's expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such alterations, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations without the prior written consent of Landlord, Tenant shall immediately remove the same at Tenant's expense upon demand by Landlord. Any alterations made by Tenant shall not interfere with the use or occupancy of the Building by any other tenants nor interfere with the operation of any mechanical apparatus or electrical or plumbing system in the Building.

          7.2  Plans and Permits.  Any alteration that Tenant desires to make in
               -----------------
or about the Premises and which requires the consent of Landlord shall be presented to Landlord in written form, with proposed detailed plans and specifications therefor prepared at Tenant's sole expense. Any consent by Landlord thereto shall be deemed conditioned upon Tenant's acquisition of all permits required to make such alteration from all appropriate governmental agencies, the furnishing of copies thereof to Landlord prior to commencement of the work, and the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner, all at Tenant's sole expense. Upon completion of any such alteration, Tenant, at Tenant's sole cost, shall immediately deliver to Landlord "as-built" plans in milar form and specifications therefor.

          7.3  Construction Work Done by Tenant.  All construction work required
               --------------------------------
or permitted to be done by Tenant shall be performed in a prompt, diligent, and good and workmanlike manner and shall conform in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of the Building or the Property. In addition, all such construction work shall be performed in compliance with all applicable statutes, ordinances, regulations, codes and orders of governmental authorities and insurers of the Premises. Tenant or its agents shall secure all licenses and permits necessary therefor.

          7.4  Roof Repairs.  All installation of air conditioning equipment and
               ------------
duct work requiring penetration of the roof shall be properly flashed and caulked. Any equipment placed by Tenant on the roof shall be elevated and supported by Tenant so as not to create vibration, or inhibit drainage.

          7.5  Title to Alterations.  Unless Landlord requires the removal
               --------------------
thereof as set forth in Paragraph 7.6, any alterations which may be made on the Premises, shall upon installation or construction thereof on the Premises become the property of Landlord and shall remain upon and be surrendered with the Premises at the expiration or sooner termination of the term of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduits, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant, regardless of how affixed to the Premises, together with all other alterations that have become an integral part of the Premises, shall be and become the property of Landlord upon installation, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the expiration or sooner termination of this Lease. Notwithstanding the provisions of this Paragraph 7.5, Tenant's furnishings, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant; Tenant at Tenant's expense immediately after removal shall repair any damage to the Premises caused thereby. Tenant shall be solely responsible for the maintenance and repair of any and all alterations, additions or improvements made by Tenant to the Premises.

          7.6  Removal of Alterations.  Tenant shall ascertain from Landlord
               -----------------------
within thirty (30) days before the end of the term of this Lease or within five
(5) days after sooner termination, thereof, whether Landlord desires to have the Premises, or any part or parts thereof, restored to their condition as of the commencement of this Lease. Landlord may elect, by notice to Tenant to require Tenant to remove any alterations that Tenant has made to the Premises and to restore the Premises as hereafter provided. If Landlord so elects, Tenant shall, at its sole expense, upon expiration of the Lease term or within twenty (20) days after any sooner termination thereof, remove such alterations, repair any damage occasioned thereby, and restore the Premises to the condition existing as of the Commencement Date subject to normal wear and tear. The obligations of Tenant set forth in this paragraph shall survive the termination of this Lease.

     8.   Mechanics' Liens.  Tenant shall keep the Premises and the Property
          ----------------
free from any liens. If any claim of lien is recorded, Tenant shall bond against or discharge the same within ten (10) days after the same has been recorded against the Premises or the Property. Tenant shall give Landlord notice of the date of commencement of any work in the Premises not less than ten (10) days prior thereto, and Landlord shall have the right to post notices of non-responsibility or similar notices in or on the Premises in connection therewith.

     9.   Utilities and Services.  Tenant shall pay all charges for water, gas,
          ----------------------
electricity, telephone, central station monitor, refuse pickup, janitorial services, and all other utilities and services supplied or furnished to the Premises during the term of this Lease, together with any taxes thereon. Said utilities may be supplied to Tenant in common with any other tenant(s) in the Building, or at Landlord's or Tenant's option, be separately metered at Tenant's expense. If separately metered, or if the Premises consist of the entire building Tenant shall pay all such charges directly to the charging authority when due. If not separately metered, Tenant shall pay its allocable portion based upon the ratio between the Premises Gross Leasable Area and the total gross leasable square feet of space served by the common utility. However, if Landlord determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord may either install a separate meter to measure the utility service, at Tenant's cost, or charge Tenant a sum equal to Landlord's reasonable estimate of the cost of Tenant's excess use of such utility service. Tenant shall reimburse Landlord on a monthly basis for landlord's cost in furnishing utilities and services to the Premises within ten (10) days after Tenant receives an invoice from Landlord and in no event shall Landlord be liable to Tenant for any such failure or interruption unless caused by the misconduct of Landlord. No failure or interruption of any such utilities or services shall entitle Tenant to terminate this Lease or to withhold rent or other sums due hereunder and unless otherwise specifically provided herein. Landlord shall not be responsible for providing security guards or other security protection for all or any portion of the Premises or the Property, and Tenant shall at its own expense provide or obtain such security services as Tenant shall desire to ensure the safety of the Premises and the Property.

     10.  Indemnity.  Tenant hereby indemnifies Landlord and holds Landlord
          ---------
harmless from and against any and all claims for damage, loss, expense or liability due to, but not limited to, bodily injury, including death resulting at any time therefrom, and/or property damage, now or hereafter arising from any act, work or things done or permitted to be done or otherwise suffered, or any omission to act, in or about the Premises, by Tenant or by any of Tenant's agents, employees, contractors, or invitees, or from any breach or default by Tenant in the performance of any obligation on the part of Tenant to be performed under the terms of this Lease, except to the extent such damage, loss, expense or liability is caused by the sole negligence or misconduct of Landlord or its employees or agents. Tenant shall also indemnify Landlord from and against all damage, loss, expense (including without limitation, attorneys' fees), and liability incurred or suffered by Landlord in the defense of or arising out of or resulting from any such claim or any action or proceeding brought thereon. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. The obligations of Tenant contained in this paragraph shall survive the termination of this Lease.

     11.  Waiver of Claims.  Tenant hereby waives any claims against Landlord
          ----------------
for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, or for injury or death of Tenant's agents, employees, invitees, or any other person in or about the Premises from any cause whatsoever, except to the extent caused by Landlord's sole negligence or misconduct.

     12.  Insurance.
          ---------

          12.1 Tenant's Liability Insurance.  Tenant shall, at Tenant's expense,
               ----------------------------
obtain and keep in force during the term of this Lease, a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the condition, use, occupancy or maintenance of the Premises. Such policy of insurance shall have a combined single limit for both bodily injury and property damage in an amount not less than Three Million Dollars ($3,000,000). The policy shall contain cross liability endorsements and shall insure performance by Tenant of the indemnity provisions of Paragraph 10. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Not more frequently than once each calendar year if, in the reasonable opinion of Landlord, the amount of liability insurance required hereunder is not consistent with reasonably prudent business practices in Santa Clara County, Tenant shall increase said insurance coverage as reasonably required by Landlord.

          12.2 Tenant's Property Insurance.  Tenant shall, at Tenant's sole
               ---------------------------
expense, obtain and keep in force during the term of this Lease, a policy of fire and extended coverage insurance including a standard "all risk" endorsement, and a sprinkler leakage endorsement (if the Premises shall be sprinklered), insuring the inventory, fixtures, equipment, personal property, and leasehold improvements and alterations of Tenant within the Premises for the full replacement value thereof, as the same may increase from time to time due to inflation or otherwise. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured and Landlord shall have no interest in the proceeds of such insurance.

          12.3 Landlord's Liability Insurance.  Landlord may maintain a policy
               ------------------------------
or policies of comprehensive general liability insurance insuring Landlord (and such other entities as may be designated by Landlord) against liability for personal injury, bodily injury or death and damage to property occurring or resulting from an occurrence in, on, or about the Property with a combined single limit of not less than Three Million Dollars ($3,000,000), or such greater coverage as Landlord may from time to time determine is reasonably necessary for its protection.

          12.4 Property Insurance.  Landlord shall obtain and keep in force
               ------------------
during the term of this Lease a policy or policies of insurance for the benefit of Landlord and Tenant covering loss or damage to the Building, the Common Areas, and the Outside Areas, but excluding coverage of merchandise, fixtures, equipment, and leasehold improvements of Tenant, which are not considered part of the real estate for insurance purposes, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), including (at Landlord's sole discretion) flood and earthquake (provided that earthquake insurance is available at commercially reasonable rates), boiler and machinery coverage (if applicable) and an inflation endorsement. In addition, Landlord shall obtain and keep in force, during the term of this Lease, a policy of rental loss insurance covering a period of one year, commencing on the date of loss, with proceeds payable to Landlord, which insurance shall also cover all Real Property Taxes, Direct Operating Expenses, insurance premiums, and other sums payable by Tenant to Landlord hereunder for said period. The insurance coverage shall include sprinkler leakage insurance if the Building contains fire sprinklers. All proceeds under such policies of insurance shall be payable to Landlord, and Tenant shall have no interest in or right to such proceeds. The cost of any increase in property insurance coverage specifically caused by Tenant's own use of the Premises shall be borne by the tenant causing the increase.

          12.5 Payment.  Tenant shall pay to Landlord during the term hereof
               -------
Tenant' s Share of the premiums for any insurance obtained by Landlord pursuant to Paragraphs 12.3 and 12.4. Notwithstanding the foregoing, Landlord may obtain liability insurance and property insurance for the Building separately, or together with other buildings and improvements under blanket policies of insurance. In such case Tenant shall be liable for only such portion of the premiums for such blanket policies as are allocable to the Premises, as reasonably determined by the insurer or Landlord. Tenant shall pay such premiums to Landlord within thirty (30) days after receipt by Tenant of a copy of the premium statement or other reasonable evidence of the amount due. If the term of this Lease does not expire concurrently with the expiration of the period covered by such insurance, Tenant's liability for premiums shall be prorated on an annual basis.

          12.6 Insurance Policies.  The insurance required to be obtained by
               ------------------
Tenant pursuant to Paragraphs 12.1 and 12.2, and Paragraph 12.4 if Tenant is the insuring party thereunder, shall be primary insurance and (a) shall provide that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord, (b) shall be in a form satisfactory to Landlord, (c) shall be carried with companies acceptable to Landlord, and (d) shall specifically provide that such policies shall not be subject to cancellation, reduction of coverage or other change except after at least thirty (30) days prior written notice to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon, shall be deposited with Landlord on or prior to the Commencement Date, and upon each renewal of such policies, which shall be effected not less than, thirty (30) days prior to the expiration date of the term of such coverage. Tenant shall not do or permit to be done anything which shall invalidate any of the insurance policies to be carried by Tenant or Landlord hereunder.

          12.7 Waiver of Subrogation.  Tenant and Landlord each hereby waives
               ---------------------
any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to the property of the waiving party or the property of others under its control, where such loss or damage is insured against under any insurance policy carried by Landlord or Tenant and in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          12.8 No Limitation of Liability. Landlord makes no representation that
               --------------------------
the limits of liability specified to be carried by Tenant or Landlord under the terms of this Lease are adequate to protect any party. If Tenant believes that the insurance coverage required under this Lease is insufficient to adequately protect Tenant, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

          12.9 Impounding of Premiums. If Landlord's lender requires Landlord to
               ----------------------
pay insurance premiums into an impound account on a periodic basis during the term of this Lease, Tenant, upon notice from Landlord indicating this requirement, shall pay a sum of money toward its liabilities under this Paragraph 12 to Landlord on a periodic basis in accordance with the lender's requirements.

     13.  Damage or Destruction.
          ---------------------

          13.1 Partial Damage-Insured.  Subject to the provisions of Paragraphs
               ----------------------
13.3 and 13.4, if the Premises or the Building, as the case may be, are damaged to the extent of less than seventy-five percent (75%) of the then replacement value thereof (excluding excavations and foundations with respect to the Building), and such damage was caused by an act or casualty covered under an insurance policy required to be maintained pursuant to Paragraph 12.4, and the proceeds of such insurance received by Landlord are sufficient to repair the damage, Landlord shall at Landlord's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

          13.2 Partial Damage-Uninsured.  Subject to the provisions of
               ------------------------
Paragraphs 13.3 and 13.4, if at any time during the term hereof the Premises or the Building, as the case may be, are damaged and the proceeds received by Landlord are not sufficient to repair such damage, or such damage was caused by an act or casualty not covered under an insurance policy required to be maintained by Landlord pursuant to Paragraph 12.4, Landlord may at Landlord's option either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice of termination of this Lease to Tenant within thirty (30) days after the date of the occurrence of such damage, with the effective date of such termination to be the date of the occurrence of such damage. In the event Landlord gives such notice of termination of this Lease, Tenant shall have the right, within ten (10) days after receipt of such notice, to agree in writing on a basis satisfactory to Landlord to pay for the entire cost of repairing such damage less only the amount of insurance proceeds, if any, received by Landlord, in which event the notice of termination shall be ineffective and this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period this Lease shall be terminated pursuant to such notice of termination by Landlord.

          13.3 Total Destruction.  If at any time during the term hereof either
               -----------------
the Premises or the Building is destroyed to the extent of seventy-five percent (75%) or more of the then replacement value thereof (excluding excavations and foundations with respect to the Building), from any cause whether or not covered by the insurance maintained pursuant to Paragraph 12.4, this Lease shall at the option of Landlord terminate as of the date of such destruction. Landlord shall exercise its right to terminate this Lease by delivery of notice of termination to Tenant within thirty (30) days after the date that Tenant notifies Landlord of the occurrence of such damage. In the event Landlord does not elect to terminate this Lease, Landlord shall at Landlord's expense repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect.

          13.4 Damage Near End of Term. If the Premises are destroyed or damaged
               -----------------------
in whole or in part to the extent of at least fifty percent (50%) of the then replacement value thereof (excluding excavations and foundations with respect to the Building) whether from an insured or uninsured casualty, during the last six
(6) months of the term of this Lease, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's selection to do so within thirty (30) days after the date of occurrence of such damage.

          13.5 Abatement of Rent.  Notwithstanding anything to the contrary
               -----------------
contained in Paragraph 13.3 or elsewhere in this Lease, if the Premises are partially damaged and Landlord repairs or restores them pursuant to the provisions of this Paragraph 13, the rent, including Tenant's Share of Direct Operating Expenses, Real Property Taxes, and insurance premiums, payable hereunder for the period commencing on the occurrence of such damage and ending upon completion of such repair or restoration shall be abated in proportion to the extent to which Tenant's use of the Premises is impaired during the period of repair; provided that, nothing herein shall be construed to preclude Landlord from being entitled to collect the full amount of any rental loss insurance proceeds. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

          13.6 Waiver.  Tenant waives the provisions of California Civil Code
               ------
Sections 1932(2) and 1933(4), and any similar or successor statutes relating to termination of leases when the thing leased is substantially or entirely destroyed, and agrees that any such occurrence shall instead be governed by the terms of this Lease.

          13.7 Tenant's Property.  Landlord's obligation to rebuild or restore
               -----------------
shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises.

          13.8 Notice of Damage.  Tenant shall notify Landlord within five (5)
               ----------------
days after the occurrence thereof of any damage to all or any portion of the Premises. In no event shall Landlord have any obligation to repair or restore the Premises pursuant to this Paragraph 13 until a reasonable period of time after Landlord's receipt of notice from Tenant of the nature and scope of any damage to the Premises, and a reasonable period of time to collect insurance proceeds arising from such damage (unless such damage is clearly not covered by insurance then in effect covering the Premises).

          13.9 Replacement Cost. The determination in good faith by Landlord of the estimated cost of repair of any damage, or of the replacement cost, shall be conclusive for purposes of this Paragraph 13.

     14.  Condemnation.
          ------------

          14.1 Partial Taking.  If an area less than or equal to
               --------------
thirty-three percent (33%) of the floor area of the Premises is taken for any public or quasi-public use, under any statute or right of eminent domain (collectively a "taking"), this Lease shall, as to the part so taken, terminate as of the date the condemnor or purchaser takes possession of the property being taken, and the rent payable hereunder shall be reduced in the same proportion that the floor area of the portion of the Premises so taken bears to the original floor area of the Premises. Landlord shall, at its own cost and expense, make all necessary alterations to the Premises in order to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises. Each party hereto waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

          14.2 Total Taking.  If more than thirty-three percent (33%) of the
               ------------
floor area of the Premises is taken, then any such taking shall be treated as a total taking, and this Lease shall terminate upon the date possession shall be taken by the condemning authority.

          14.3 Distribution of Award.  If a part or all of the Premises is
               ---------------------
taken, all compensation awarded upon such taking shall belong to and be paid to Landlord, except that Tenant shall receive from the award a sum attributable to Tenant's movable property or trade fixtures on the Premises which Tenant has the right to remove from the Premises pursuant to the provisions of this Lease, but elects not to remove; or, if Tenant elects to remove any such property or trade fixtures, Tenant shall receive a sum for reasonable removal and relocation costs not to exceed the market value thereof on the date possession of the Premises is taken.

          14.4 Sale Under Threat of Condemnation.  A sale by Landlord to any
               ---------------------------------
authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for purposes of this Paragraph 14.

     15.  Assignment and Subletting.  Tenant shall not assign this Lease, or any
          -------------------------

interest therein, voluntarily or involuntarily, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord in each instance pursuant to the terms and conditions set forth below, which consent shall not unreasonably be withheld. In lieu of consenting to a proposed assignment or sublease, Landlord shall be entitled to terminate this Lease with respect to all or such portion of the Premises which Tenant proposes to assign or sublease. Such election to terminate shall be made by Landlord's giving written notice thereof to Tenant. Any such termination shall be effective on the later of the scheduled commencement date of the proposed assignment or sublease or thirty (30) days after Landlord's notice of termination. Upon such termination, any prior subleases of portions of the Premises, at the option of Landlord, shall also concurrently terminate. Upon termination of the Lease with respect to all or any portion of the Premises pursuant to the foregoing, Landlord shall be entitled to enter into a lease with the proposed assignee or sublessee or with any other party, on terms the same as or different from those contained in the proposed assignment or sublease.

          15.1 Documentation.  Prior to any assignment or sublease which Tenant
               -------------
desires to make, Tenant shall provide to Landlord the name and address of the proposed assignee or sublessee, and true and complete copies of all documents relating to Tenant's prospective agreement to assign or sublease, and shall specify all consideration to be received by Tenant for such assignment or sublease in the form of lump sum payments, installments of rent, or otherwise. For purposes of this Paragraph 15, the term "consideration" shall include, without limitation, all monies or other consideration of any kind, including but not limited to, bonus money, and payments (in excess of book value thereof) for Tenant's assets, fixtures, inventory, accounts, good will, equipment, furniture, general intangibles, and any capital stock or other equity ownership of Tenant. Within thirty (30) days after the receipt of such documentation and other information, Landlord shall notify Tenant in writing that Landlord elects to terminate this Lease as to the portion of the Premises to be assigned or subleased, or if Landlord does not elect any such termination, then Landlord shall either (a) consent in writing to the proposed assignment or sublease subject to the terms and conditions hereinafter set forth, or (b) notify Tenant in writing that Landlord refuses such consent, specifying reasonable grounds for such refusal.

          15.2 Terms and Conditions.  As a condition to Landlord's granting its
               --------------------
consent to any assignment or sublease, (a) Landlord may require that Tenant pay to Landlord, as and when received by Tenant, one-half of the amount of any excess of such consideration to be received by Tenant in connection with said assignment or sublease over and above the rental amount fixed by this Lease and payable by Tenant to Landlord, and (b) Tenant and the proposed assignee or sublessee must demonstrate to Landlord's reasonable satisfaction that the assignee or sublessee is financially responsible and proposes to use the Premises for substantially the same use or a use which is otherwise satisfactory to Landlord, and which is not injurious to the Premises. Each assignment or sublease agreement to which Landlord has consented shall be an instrument in writing in form satisfactory to Landlord, and shall be executed by both Tenant and the assignee or sublessee, as the case may be. Each such assignment or sublease agreement shall recite that it is and shall be subject and subordinate to the provisions of this Lease, that the assignee or sublessee accepts such assignment or sublease and agrees to perform all of the obligations of Tenant hereunder (to the extent such obligations relate to the portion of the Premises assigned or subleased), and that the termination of this Lease shall, at Landlord's sole election, constitute a termination of every such assignment or sublease. In the event Landlord shall consent to an assignment or sublease, Tenant shall nonetheless remain primarily liable for all obligations and liabilities of Tenant under this Lease, including but not limited to the payment of rent. Tenant agrees to reimburse Landlord upon demand for reasonable attorneys' fees incurred by Landlord in connection with the negotiation, review, and documentation of any such requested assignment or sublease. Tenant hereby stipulates that the foregoing terms and conditions are reasonable.

          15.3 Partnership. If Tenant is a partnership, a transfer, voluntary or
               -----------
involuntary, of all or any part of an interest in the partnership, or the dissolution of the partnership, shall be deemed an assignment requiring Landlord's prior written consent.

          15.4 Corporation.  If Tenant is a corporation, any dissolution,
               -----------
merger, consolidation, or other reorganization of Tenant, or the transfer, either all at once or in a series of transfers, of a controlling percentage of the capital stock of Tenant, or the sale, or series of sales within any one (1) year period, of all or substantially all of Tenant's assets located in, on, or about the Premises, shall be deemed an assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. The provisions of this paragraph shall not apply to Tenant if Tenant is a corporation the stock of which is listed on a national securities exchange (as this term is used in the Securities Exchange Act of 1934, as amended) or is publicly traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal. The provisions of this paragraph shall not apply to Tenant if Tenant provides Landlord with sufficient written confirmation and assurances of
(i) the continuation of Tenant's lease obligations and (ii) no materially adverse change in Tenant's financial condition, subsequent to any change in ownership of Tenant as provided in this paragraph.

          15.5 Landlord's Remedies.  Any assignment or sublease without
               -------------------
Landlord's prior written consent shall at Landlord's election be void, and shall constitute a default. The consent by Landlord to any assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 15, including the requirement of Landlord's prior written consent, with respect to any subsequent assignment or sublease. If Tenant shall purport to assign this Lease or sublease all or any portion of the Premises, or permit any person or persons other than Tenant to occupy the Premises, without Landlord's prior written consent, Landlord may collect rent from the person or persons then or thereafter occupying the Premises and apply the net amount collected to the rent reserved herein, but no such collection shall be deemed a waiver of Landlord's rights and remedies under this Paragraph 15 or the acceptance of any such purported assignee, sublessee or occupant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

          15.6 Encumbrances, Licenses and Concession Agreements.  Tenant shall
               ------------------------------------------------
not encumber its interest under this Lease or any rights of Tenant hereunder, or enter into any license or concession agreement respecting all or any portion of the Premises, without Landlord's prior written consent which consent shall not unreasonably be withheld subject to the terms and conditions referred to in Paragraph 15.2 above, and Tenant's granting of any such encumbrance, license, or concession agreement shall constitute an assignment for purposes of this Paragraph 15.

     16.  Default by Tenant.
          -----------------

          16.1 Event of Default.  The occurrence of any one or more of the
               ----------------
following events (an "Event of Default"), shall constitute a default and breach of this Lease by Tenant:

               (a) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, and such failure shall not have been cured within three (3) days after receipt of written notice thereof from Landlord;

               (b) Tenant's failure to perform any other term, covenant or condition contained in this Lease and such failure shall have continued for fifteen (15) days after written notice of such failure is given to Tenant; provided that, where such failure cannot reasonably be cured within said fifteen
(15) day period, Tenant shall not be in default if Tenant commences such cure within said fifteen (15) day period, and thereafter diligently continues to pursue all reasonable efforts to complete said cure until completion thereof;

               (c) Tenant's failure to continuously and uninterruptedly provide security protection for the Premises reasonably satisfactory to Landlord;

               (d) Tenant's assignment of its assets for the benefit of its creditors;

          (e) The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business on the Premises, and Tenant shall have failed to obtain a return or release on such property within sixty (60) days thereafter, or prior to sale pursuant to such sequestration, attachment or execution, whichever is earlier;

          (f) An entry of any of the following orders by a court having jurisdiction, and such order shall have continued for a period of sixty (60) days: (1) an order for relief in any proceeding under Title 11 of the United States Code, or an order adjudicating Tenant to be bankrupt or insolvent; (2) an order appointing a receiver, trustee or assignee of Tenant's property in bankruptcy or any other proceeding; or (3) an order directing the winding up or liquidation of Tenant; or

          (g) The filing of a petition to commence against Tenant an involuntary proceeding under Title 11 of the United States Code, and Tenant shall fail to cause such petition to be dismissed within sixty (60) days thereafter.

     16.2 Remedies. Upon any Event of Default, Landlord shall have the following
          --------
remedies, in addition to all other rights and remedies provided by law or equity:

          (a) Landlord shall be entitled to keep this Lease in full force and effect for so long as Landlord does not terminate Tenant's right to possession (whether or not Tenant shall have abandoned the Premises) and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due under this Lease, plus interest at the lower of five percent (5%) per annum plus the discount rate of the Federal Reserve Bank of San Francisco, or the highest rate then allowed by law, from the due date of each installment of rent or other sum until paid; or

          (b) Landlord may terminate the Tenant's right to possession by giving Tenant written notice of termination. On the giving of the notice, this Lease and all of Tenant's rights in the Premises shall terminate. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant.

          In the event this Lease is terminated pursuant to this Paragraph 16.2(b), Landlord may recover from Tenant:

              (1) the worth at the time of award of the unpaid rent which had been earned at the time of termination; plus

              (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period that Tenant proves could have been reasonably avoided; plus

              (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; plus

              (4) any other amount necessary to compensate Landlord for all the detriment approximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

          The "worth at the time of award" of the amounts referred to in Subparagraphs (1) and (2) of this Paragraph 16.2(b) shall be computed by allowing interest at the lower of five percent (5%) per annum plus the discount rate of the Federal Reserve Bank of San Francisco, or the maximum rate then permitted by law. The "worth at the time of award" of the amount referred to in Subparagraph (3) of this paragraph shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). The term, "rent" as used in this paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

          (c) This Lease may be terminated by a judgment specifically providing for termination, or by Landlord's delivery to Tenant of written notice specifically terminating this Lease. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease or a waiver of Landlord's right to recover damages under this Paragraph 16:

               (1) appointment of a receiver in order to protect Landlord's interest hereunder;

               (2) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

               (3) any other action by Landlord or Landlord's agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises, or any action taken to relet the Premises or any portion thereof for the account of Tenant and in the name of Tenant.

     16.3 No Relief From Forfeiture After Default. Tenant waives all rights of
          ---------------------------------------
redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, and under any other present or future law, in the event Tenant is evicted or Landlord otherwise lawfully takes possession of the Premises by reason of any Event of Default.

     16.4 Landlord's Right to Perform Tenant's Obligations.  If Tenant shall
          ------------------------------------------------
at any time fail to make any payment or perform any other act required to be made or performed by Tenant under this Lease, then Landlord may, but shall not be obligated to, make such payment or perform such other act to the extent Landlord may deem desirable, and may, in connection therewith, pay any and all expenses incidental thereto and employ counsel. No such action by Landlord shall be deemed a waiver by Landlord of any rights or remedies Landlord may have as a result of such failure by Tenant, or a release of Tenant from performance of such obligation. All sums so paid by Landlord, including without limitation all penalties, interest and costs in connection therewith, shall be due and payable by Tenant to Landlord on the day immediately following any such payment by Landlord. Landlord shall have the same rights and remedies for the nonpayment of any such sums as Landlord may be entitled to in the case of default by Tenant in the payment of rent.

     16.5 Interest on Past Due Obligations.  Any amount due to Landlord
          --------------------------------
hereunder not paid when due shall bear interest at the lower of five percent (5%) per annum plus the discount rate of the Federal Reserve Bank of San Francisco, or the highest rate then allowed by law, from the date due until paid in full. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     16.6 Additional Rent.  All sums payable by Tenant to Landlord or to third
          ---------------
parties under this Lease in addition to such sums payable pursuant to Paragraph 3 hereof shall be payable as additional sums of rent. For purposes of any unlawful detainer action by Landlord against Tenant pursuant to California Code of Civil Procedure Sections 1161-1174, or any similar or successor statutes, Landlord shall be entitled to recover as rent not only such sums specified in Paragraph 3 as may then be overdue, but also all such additional sums of rent as may then be overdue.

          16.7 Remedies Not Exclusive.  No remedy or election hereunder shall be
               ----------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies herein provided or permitted at law or in equity.

     17.  Default by Landlord.
          -------------------

          17.1 Cure Period.  Landlord shall not be deemed to be in default in
               -----------
the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within the period of time specifically provided herein, or if no period of time has been provided, then within fifteen (15) days after receipt of written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than fifteen (15) days are reasonably required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such fifteen (15) day period and thereafter diligently prosecute the same to completion.

          17.2 Mortgagee Protection.  In the event of any default on the part of
               --------------------
Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises whose address shall have been furnished to Tenant, and before Tenant shall have any right to terminate this Lease, Tenant shall grant such beneficiary or mortgagee a reasonable period within which to cure the default, if such action is necessary to effect a cure.

     18.  Advertisements and Signs.  Tenant shall not place or permit to be
          ------------------------
placed any sign, display, advertisement, or decoration (collectively "sign") on the exterior of the Building or elsewhere on the Property without the prior written consent of Landlord as to the color, size, style, character, content, and location of each such sign. Tenant shall at its sole expense comply with all codes, ordinances, regulations, and other requirements of applicable governmental authority relating to any sign Tenant places on or about the Premises. Upon termination of this Lease, Tenant shall remove all signs which it has placed on or about the Property, and shall repair any damage caused by the installation or removal of each such sign.

     19.  Entry by Landlord.  Landlord and its agents shall be entitled to enter
          -----------------
into and upon the Premises at all reasonable times, upon reasonable notice (except in the case of an emergency, in which event no notice shall be required), for purposes of inspecting or making repairs, alterations or additions to all or any portion thereof, or any other part of the Building (if the Premises comprise only a portion of the Building), including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, and during the one hundred eighty (180) day period prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "for lease" signs and exhibit the Premises to prospective tenants at reasonable hours, all without any abatement of rent and without liability to Tenant for any injury or inconvenience to or interference with Tenant's business, quiet enjoyment of the Premises, or any other loss occasioned thereby. Landlord's rights of entry as set forth in this paragraph shall be subject to the reasonable security regulations of Tenant. During any entry within Tenant's business hours, Landlord shall act in a manner designed to minimize interference with Tenant's business activities on the

Premises.

     20.  Subordination and Attornment.
          ----------------------------

          20.1 Subordination.  Tenant agrees that this Lease may, at the option
               -------------
of Landlord, be subject and subordinate to any mortgage, deed of trust, or other instrument of security now of record or which is recorded after the date of this Lease affecting all or any portion of the Premises, and such subordination is hereby made effective without any further act of Tenant. Tenant shall execute and return to Landlord any documents required by the lender to accomplish the purposes of this paragraph, within seven (7) days after delivery thereof to Tenant, and the failure of Tenant to execute and return any such instruments shall constitute a default hereunder.

          20.2 Attornment.  Tenant shall attorn to any third party purchasing or
               ----------
otherwise acquiring the Premises at any sale or other proceeding, or pursuant to the exercise of any rights, powers or remedies under any mortgages or deeds of trust or ground leases now or hereafter encumbering all or any part of the Premises, as if such third party had been named as Landlord under this Lease.

     21.  Estoppel Certificates and Financial Statements.  Tenant shall within
          ----------------------------------------------
seven (7) days following request by Landlord: (a) execute and deliver to Landlord any documents, including estoppel certificates, in the form presented to Tenant by Landlord (1) certifying that this Lease has not been modified or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect; (2) stating the date to which the rent and other charges are paid in advance, if at all; (3) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults on the part of Landlord, stating the nature of such uncured defaults; and (4) evidencing the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage encumbering the Premises or a purchaser of the Premises from Landlord; and (b) deliver to Landlord the current financial statements of Tenant including a balance sheet and profit and loss statement for the then current fiscal year, and the two (2) immediately prior fiscal years (if available), all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver any such documents, including an estoppel certificate, or any such financial statements within seven (7) days following such request shall be an Event of Default under this Lease.

     22.  Notices.  Any notice, approval, request, demand, or consent
          -------
(collectively "notice") required or desired to be given under this Lease shall be in writing and shall be personally served, delivered by United States mail, registered or certified, postage prepaid, or delivered by other courier service, and addressed to the party to be served at the last address given by that party to the other party under the provisions of this paragraph. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth above in the preamble to this Lease. Any not ice delivered by mail pursuant to this paragraph shall be deemed to have been delivered three (3) days after the posted date of mailing. All other notices shall be deemed delivered upon actual receipt by the addressee.

     23.  Waiver.  The waiver by either party of any breach of any term,
          ------
covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition for any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No term, covenant or condition shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver.

     24.  No Accord and Satisfaction.  No payment by Tenant, or receipt by
          --------------------------
Landlord, of an amount which is less than the full amount of rent and all other sums payable by Tenant hereunder at such time shall be deemed to be other than on account of (a) the earliest of such other sums due and payable, and thereafter (b) to the earliest rent due and payable hereunder. No endorsement or statement on any check or any letter accompanying any payment of rent or such other sums shall be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to receive payment of the balance of such rent and/or other sums, or Landlord's right to pursue any remedies to which Landlord may be entitled to recover such balance.

     25.  Attorneys' Fees.  If any action or proceeding at law or in equity, or
          ---------------
an arbitration proceeding (collectively an "action"), shall be brought to recover any rent under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants, or conditions of this Lease, or for the recovery of possession of the Premises, the prevailing party shall be entitled to recover from the other party as a part of such action, or in a separate action brought for that purpose, its reasonable attorneys, fees and costs and expenses incurred in connection with the prosecution or defense of such action. "Prevailing Party" within the meaning of this paragraph shall include, without limitation, a party who brings an action against the other after the other is in breach or default, if such action is dismissed upon the other's payment of the sums allegedly due for performance of the covenants allegedly breached, or if the party commencing such action or proceeding obtains substantially the relief sought by it in such action, whether or not, such action proceeds to a final judgment or determination.

     26.  Surrender.  Tenant shall, upon expiration or sooner termination of
          ---------
this Lease, surrender the Premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof (reasonable wear and tear and damage due to causes beyond the reasonable control of Tenant excepted) with all interior walls cleaned, all interior painted surfaces repainted in the original color, if necessary, all holes in walls repaired, all carpets shampooed and cleaned, all HVAC equipment servicing only the Premises in operating order and in good repair, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall at such time also surrender to Landlord such alterations (to the Premises) as Landlord does not require Tenant to remove in accordance with Paragraph 7.6 above. Tenant, on or before the expiration or sooner termination of this Lease, shall remove all of its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant shall be liable to Landlord for costs of removal of any such abandoned trade fixtures or equipment of Tenant, or of any alterations Tenant fails to remove if so required by Landlord, together with the cost of returning the Premises to its condition as of the date Tenant originally took possession thereof, and the transportation and storage costs of such items. If the Premises are not so surrendered at the expiration or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding tenant founded on such delay, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs. All keys to the Premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Lease term.

     27.  Holding Over.  This Lease shall terminate without further notice at
          ------------
the expiration of the Lease term. Any holding over by Tenant after expiration shall not constitute a renewal or extension of the Lease term or give Tenant any rights in or to the Premises unless otherwise expressly provided in this Lease. Any holding over after the expiration with the express written consent of Landlord shall be construed to be a tenancy from month to month, at one hundred percent (100%) of the monthly Base Rent for the last month of the Lease term, and shall otherwise be on the terms and conditions herein specified insofar as applicable, unless otherwise mutually agreed in writing by the parties.

     28.  Transfer of Premises by Landlord.  The term "Landlord" as used in this
          --------------------------------
Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title to the Premises. In the event of any transfer of such fee title, the Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any obligations on the part of Landlord contained in this Lease thereafter to be performed; provided, that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest, shall be turned over to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding upon each Landlord hereunder only during his or its respective period of ownership.

     29.  General Provisions.
          ------------------

          29.1 Entire Agreement.  This instrument, together with the exhibits
               ----------------
attached hereto, contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties hereto or their respective successors in interest. Any executed copy of this Lease shall be deemed an original for all purposes.

          29.2 Time.  Time is of the essence with respect to the performance of
               ----
each and every provision of this Lease in which time of performance is a factor. All references to days contained in this Lease shall be deemed to mean calendar days unless otherwise specifically stated.

          29.3 Captions.  The captions and headings of the numbered paragraphs
               --------
of this Lease are inserted solely for the convenience of the parties hereto, and are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          29.4 California Law.  This Lease shall be construed and interpreted in
               --------------
accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant, and without reference to which party prepared this Lease.

               29.5 Gender, Singular and Plural.  When required by the context
                    ---------------------------
of this Lease, the neuter includes the masculine, the feminine, a partnership, a corporation, or a joint venture, and the singular shall include the plural.

               29.6 Partial Invalidity.  If any provision of this Lease is held
                    -------------------
by a
court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall nonetheless continue in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

          29.7   No Warranties.  Any agreements, warranties or representations
                 -------------
not expressly contained herein shall not bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not expressly contained in this Lease.

          29.8   Joint and Several Liability.  If Tenant is more than one person
                 ---------------------------
or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

          29.9   Binding on Successors.  The covenants and conditions herein
                 ---------------------
contained, subject to the provisions as to assignment, shall apply to and be binding upon the parties hereto and their respective heirs, executors, administrator, assigns, and other successors in interest.

          29.10  Authority.  The parties hereby represent and warrant that they
                 ---------
have all necessary power and authority to execute and deliver this Lease on behalf of Landlord and Tenant, respectively.

          29.11  Memorandum of Lease.  Neither Landlord nor Tenant shall record
                 -------------------
this Lease or a short form memorandum hereof without the prior written consent of the other.

          29.12  Merger.  The voluntary or other surrender of this Lease, or a
                 ------
mutual cancellation thereof, shall not work an automatic merger, but shall, at the sole option of Landlord, either terminate all or any existing subleases or subtenancies, or operate. as an assignment to Landlord of any or all of such subleases or subtenancies.

          29.13  Force Majeure.  Any prevention of or delay in the performance
                 -------------
by a party hereto of its obligations under this Lease caused by inclement weather, labor disputes (including strikes and lockouts), inability to obtain materials or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other causes beyond the reasonable control of the party obligated to perform (except financial inability), shall excuse the performance by such party of its obligations hereunder (except the obligation of Tenant to pay rent and other sums hereunder) for a period of one day for each such day of delay.

          29.14  Additional Paragraphs.  Paragraphs 1 through 3 , as set forth
                 ---------------------
in the attached Addendum as well as Exhibits A, B, C and D are added hereto and made a part of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the dates specified below immediately adjacent to their respective signatures. Delivery of this Lease to Landlord, duly executed by Tenant, constitutes an offer by Tenant to lease the Premises as herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon execution of this Lease by Landlord and delivery of a signed copy to Tenant.

LANDLORD

KONTRABECKI ASSOCIATES I
a California limited partnership

By: /s/ J.T. Kontrabecki

Its: General Partner                              Date: 5/26/94



TENANT

INTEVAC CORPORATION
a California corporation


By: /s/ C. Eddy                                   Date: 5/26/94

Its: CFO

By:  _________________                            Date: _________________

Its: _________________

                                  EXHIBIT "A"

                                   SITE PLAN


Graphical depiction of site plan for Triangle Technology Park on Bassett Street in Santa Clara, California. Graphic depicts seven buildings and common areas.

                                  EXHIBIT "B"

                             INTERIOR IMPROVEMENTS

                                    "As Is"

                                  EXHIBIT "C"

                    COVENANTS, CONDITIONS, AND RESTRICTIONS

                                     NONE

                                  EXHIBIT "D"

                             RULES AND REGULATIONS

                                     NONE

                                  ADDENDUM TO
                                  -----------
                             THE KONTRABECKI GROUP
                             ---------------------
                               INDUSTRIAL LEASE
                               ----------------

This Addendum is executed by and between KONTRABECKI ASSOCIATES I, a California limited partnership as Landlord, and INTEVAC CORPORATION, a California Corporation, as Tenant with respect to those certain Premises commonly known as 3580 Bassett Street, Santa Clara, CA. This Addendum is an integral part of the printed lease to which it is attached; provided, the provisions of this Addendum supersede the provisions of the printed lease to the extent inconsistent therewith.

1. Landlord currently leases the building adjacent to the Premises known as 3560 Bassett Street, Santa Clara, CA to Varian Associates, Inc. Tenant would like to lease a portion of this building (the "Adjacent Space") as set forth in Exhibit "A1", on the same terms and conditions provided in the Lease and subject to the following:

     A.   Term - The lease for the Adjacent space shall Commence on January 1,
          ----
1995 and end on June 30, 1997, unless sooner terminated or extended pursuant to the provisions hereof.

     B.   Premises - The term "Premises" as defined in paragraph 1.3 of the
          --------
Lease shall be modified to include the Adjacent space containing approximately sixteen thousand four hundred fifty seven (16,457) square feet of gross leasable area.

     C.   Rent - The term "Base Rent" as defined in paragraph 3.1 of the Lease
          ----
shall be modified to include additional monthly rent for the Adjacent Space of eleven thousand six hundred eighty five and no/100's dollars ($11,685.00).

     D.   Parking - Parking for the Premises as set forth in Paragraph 2.1 of
          -------
the Lease shall be increased by fifty-eight (58) parking spaces.

2. An equipment pad is located next to the Premises as shown in Exhibit A. This equipment pad is to be shared by Tenant and the occupant of the building known as 3560 Bassett Street, Santa Clara, CA. Tenant shall provide access to the equipment pad through the Adjacent Space if so required.

3. Landlord and Tenant hereby acknowledge that the utilities servicing the Adjacent Space also service the entire building known as 3560 Bassett Street, Santa Clara. Tenant agrees to share and measure the utility demand by installing meters, to equitably allocate the cost of utility consumption.

LANDLORD

KONTRABECKI ASSOCIATES I

By: /s/ J.T. Kontrabecki

Its: General Partner                    Date: 5/26/94


TENANT

INTEVAC CORPORATION

By: /s/ C. Eddy                         Date: 5/26/94

Its: CFO

                                EXHIBIT "A1"


Graphical depiction of floor plan of building indicating the portion of the floor plan subject to the sublease.

                             The Kontrabecki Group

December 1, 1994



Mr. Charles Eddy
Chief Financial Officer
INTEVAC CORPORATION
3580 Bassett Street
Santa Clara, CA 95050

Re: Lease Agreement 3580 Bassett Street, Santa Clara, CA

Dear Mr. Eddy:

Kontrabecki Associates I is the Landlord and Intevac Corporation is the Tenant under a lease agreement (the "Lease") dated May 26, 1994 for the premises known as 3580 Bassett Street, Santa Clara, CA. Notwithstanding anything contained in the Lease to the contrary, beginning November 1, 1994, Tenant may occupy the premises for two (2) months of the lease term without paying rent. This is in addition to the four (4) months of occupancy without paying rent provided in the letter dated May 9, 1994. Please indicate your agreement with the terms of this letter agreement by signing below.

Very truly,

/S/ John T. Kontrabecki

John T. Kontrabecki

Agreed and Accepted this 1/10, 1995.

Intevac Corporation

By: /s/ C. Eddy

Its: CFO



        3600 West Bayshore Road, Suite 101, Palo Alto, California 94303
                      (415) 858-3600 Fax: (415) 858-3611

                            THE KONTRABECKI  GROUP

                         3600 West Road  Bayshore 101

                              Palo Alto, CA 94303

                   Tel: 415/858-3600      Fax. 415/858-3611


TO:       Charley Eddy

FAX NO.:  408-727-5739

FROM:     John Kontrabecki Group

DATE:     January 6, 1995

I just received your letter dated January 3, 1995 regarding the lease amendment for Triangle Technology Park. Frankly speaking, I was very surprised by both the content and the tone because I completed the draft of the amendment and faxed it to your office in the first week of December. Apparently, you either did not receive it or it was misplaced by your staff. I have not been pressing you about it because of the holiday season.

Please find enclosed the draft previously faxed to you. To insure that we do not have another problem, please have your secretary call our office and confirm receipt of this fax as soon as it is received by your office.

I would like to speak with you on Monday to gather any comments you may have so we may complete the amendment and sign it as soon as possible.

Best wishes to you in the New Year!

                                ADDENDUM II TO
                                --------------
                             THE KONTRABECKI GROUP
                             ---------------------
                               INDUSTRIAL LEASE
                               ----------------

This Addendum II is executed by and between KONTRABECKI ASSOCIATES I, a California limited partnership as Landlord, and INTEVAC CORPORATION, a California Corporation, as Tenant with respect to those certain Premises commonly known as 3580 Bassett Street, Santa Clara, CA. This addendum is an integral part of the printed lease to which it is attached; provided, the provisions of this Addendum II supersede the provisions of the printed lease and the addendum thereto to the extent inconsistent therewith.

1.   Building - Effective March 1, 1995, the term "Building" as defined in
     --------
paragraph 1.2 of the Lease shall be modified to include the structure containing forty-nine thousand eighty (49,080) square feet of gross leasable area and located at the following address: 3550 Bassett Street, Santa Clara, California. The Total Building Gross Leasable Area is equal to eighty nine thousand nine hundred seventy (89,970) square feet (49,080 square feet plus 40,890 square feet).

2.   Premises - Effective March 1, 1995 the term "Premises" as defined in
     --------
paragraph 1.3 of the Lease shall be modified to include the Building outlined on the site plan attached hereto as Exhibit "A2" containing approximately forty-nine thousand eighty (49,080) square feet of gross leasable area. Effective March 1, 1995, the term "Premises" as defined in paragraph 1.3 of the Lease shall be modified to include the area outlined on the site plan attached hereto as Exhibit "A3" containing twenty-one thousand one hundred eighteen (21,118) square feet. This area includes the telephone switch room and an allocable portion of the lobby, common central corridor, and rest-rooms. Effective March 1, 1995, the Premises Gross Leasable Area shall be seventy thousand hundred ninety-eight (70,198) square feet.

3.   Equipment Pad - An equipment pad is located next to the Premises at 3580
     -------------
Bassett Street, Santa Clara, California as shown on Exhibit "A3". This equipment pad is to be shared by Tenant and the occupant of the building known as 3560 Bassett Street, Santa Clara, California.

4.   Term - The term as set forth in paragraph 2.2 of the Lease shall be
     ----
modified as follows:

Address           Premises                     Term                      Commencement/Expiration Date
-------           --------                     ----                      ----------------------------
3580 Bassett      40,890 s.f.                  9 months                  7/1/94 - 2/28/95
3580 Bassett      21,118 s.f                   27 months                 3/1/95 - 6/30/97
3550 Bassett      49,080 s.f                   27 months                 3/1/95 - 6/30/97

5. Rent - The term "Base Rent" as defined in paragraph 3.1 of the Lease shall be modified as follows:

         Term                                               Rent Per Month
         ----                                               --------------
         7/1/94 -2/28/95                                    $29,031.90
         3/1/95 -6/30/97                                    $49,840.58

6.   Operating Expenses - Effective March 1, 1995, Tenant's Share of Direct
     ------------------
Operating

Expenses as set forth in and estimated pursuant to Paragraph 6.4 shall increase from five hundred and no/100's dollars ($500.00) to nine hundred and no/100's dollars ($900.00).

7.   Parking - Effective March 1, 1995, parking for the Premises as set forth in
     -------
Paragraph 2.1 shall increase from one hundred forty-four (144) spaces to two hundred forty-five (245) spaces. One hundred seventy-one (171) spaces are allocated to the Building known as 3550 Bassett Street, Santa Clara, California, and seventy-four (74) spaces are allocated to the Building known as 3580 Bassett Street, Santa Clara, as shown respectively in Exhibits "A2" and

8.   Option - At the expiration of the term of the Lease June 30, 1997, Tenant
     ------
may extend the term of this Lease for an additional period of twenty-four (24) months commencing following immediately the Expiration Date (the "Extended Term'). Tenant shall exercise this option, if at all, by giving Landlord notice of Tenant's intention to do so at least one hundred eighty (180) days prior to the Expiration Date. In no event shall any purported exercise of such option by Tenant be effective if (i) an Event of Default (as defined in Paragraph 16.1) exists at the time of such exercise or at the time the Extended Term would otherwise have commenced, or (ii) more than three (3) Events of Default have occurred during the Lease term prior to the date the Extended Term would otherwise have commenced. Such extended shall be upon all of the terms and conditions hereof, except that the monthly rental for the Extended Term shall be fifty thousand eight hundred ninety four ($50,894) dollars. Unless expressly mentioned and approved in the written consent of Landlord referred to in Paragraph 15 of Lease, the option rights of Tenant under this paragraph are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant.

9. The Addendum dated May 26, 1994 attached to the Lease is null and void and of no further force or effect. Except as provided herein, all other terms and conditions of the Lease shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.

                                  EXHIBIT A2

Graphical depiction of site plan of building known as 3550 Bassett Street, including the related common areas such as parking spaces, located in Triangle Technology Park, Santa Clara, California.

                                  EXHIBIT A3

Graphical depiction of building known as 3580 Bassett Street, located in Triangle Technology Park, Santa Clara, California, and related common areas and proximity to 3550 Bassett Street.

                                  EXHIBIT A4


Graphical depiction of 3550 Bassett Street and 3580 Bassett Street, located in Triangle Technology Park, Santa Clara, California, highlighting in bold letters the "equipment pad" to be shared between the tenant and the occupant of the building known as 3560 Bassett Street.

                                ADDENDUM III TO
                               ----------------
                             THE KONTRABECKI GROUP
                             ---------------------
                               INDUSTRIAL LEASE
                               ----------------

This Addendum III is executed by and between KONTRABECKI ASSOCIATES I, a California limited partnership as Landlord, and INTEVAC CORPORATION, a California Corporation as Tenant with respect to those certain Premises commonly known as 3550, 3570, and 3580 Bassett Street, Santa Clara, CA. This addendum is an integral part of the printed lease to which it is attached; provided, the provisions of this Addendum the III supersede provisions of the printed lease and the addenda thereto to the extent inconsistent therewith.

1.   Premises - Effective August 1, 1995, the term "Premises" as defined in
     --------
paragraph 1.3 of the Lease shall be modified to include the area outlined on the site plan attached hereto as Exhibit "A4" twenty-three containing thousand three hundred seventy-two (23,372) square feet, known as 3570 Bassett Street Santa Clara, CA. This area includes an allocable portion of the lobby, common central corridor, and rest-rooms for the Building known as 3570-3580 Bassett Street, Santa Clara, CA. Effective August 1, 1995, the Premises Gross Leasable Area shall be equal to ninety-three thousand five hundred seventy (93,570) square feet (49,080 square feet plus 44,490 square feet).

2.   Term - Tenant hereby exercises its option to extend the lease term for 3550
     ----
Bassett Street and 3580 Bassett Street as set forth in Addendum II, paragraph 8, and the Expiration Date is changed to June 30, 1999. The term as set forth in paragraph 2.2 of the Lease shall be modified as follows:

Address             Premises       Term           Commencement/Expiration Date
-------             --------       ----           ----------------------------

3580 Bassett        23,372 s.f.    47 months      8/1/95 - 6/30/99

3.   Rent - The term "Base Rent" as defined paragraph 3.1 of the Lease shall be
     ----
modified by the addition of rent for 3570 Street Santa Clara, Bassett CA as follows:

          Term                          Rent Per Month
          ----                          --------------
          8/l/95 - 7/31/98              $21,034.80
          8/1/98 - 6/30/99              $25,709.20

4.   Operating Expenses - Effective August 1, 1995, Tenant's Share of Direct
     ------------------
Operating Expenses as set forth in and to Paragraph 6.4 shall increase from nine hundred and no/100's dollars ($900.00) to one thousand two hundred and no/100's dollars ($1,200.00).

5.   Parking - Effective August 1, 1995, parking for the Premises as set forth
     -------
in Paragraph 2.1 shall increase from two hundred forty-five (245) spaces to three hundred fifteen (315) spaces. One hundred seventy-one (171) spaces are allocated to the Building known as 3550 Bassett Street, Santa Clara, California, and one hundred forty four (144) spaces are allocated to the Building known as 3570-3580 Santa Clara, Street, Bassett in Exhibits "A2", "A3", and "A4".

6.   Option - At the expiration of the term of the Lease on June 30, 1999,
     ------
Tenant may extend the term of this Lease for only the Premises known as 3570-3580 Bassett Street for an additional period of sixty months commencing following the Expiration Date (the "Extended Term"). Tenant shall exercise this option, if at all, by giving Landlord notice of Tenant's intention to do so at least one hundred eighty (180) days prior to the Expiration Date. In no event shall any purported exercise of such option by Tenant be effective if (i) an Event of Default (as defined in Paragraph 16.1) exists at the time of such exercise or at the time Extended the Term would would otherwise have commenced, or (ii) more than three (3) Events of Default have occurred during the Lease term prior to the date the would otherwise have Extended commenced. Unless expressly mentioned and approved in the expressly written consent of Landlord referred to in Paragraph 15 of this Lease, the option rights Tenant under paragraph are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant Such Extended Term shall be upon all of the terms and conditions hereof, except that the monthly rental and method of rental adjustment for the Extended Term shall be determined as set forth below.

As of the commencement of the Extended Term, the monthly Base Rent and the method of rental adjustment (including the timing of adjustments and the basis for calculating the adjustments) for the Extended Term shall be subject to negotiation between Landlord and Tenant, with an effort to determine a fair market rental for the Premises, as improved, and a method of rental adjustment consistent with rental adjustment practices for comparable lease space in the vicinity of the Premises. In the event the parties fail to agree upon the amount of the monthly Base Rent and the method of rental adjustment for the Extended Term prior to commencement thereof, the monthly Base Rent and the method of rental adjustment for the Extended Term shall be determined by appraisal in the manner hereafter set forth provided, however, that in no event shall the monthly Base Rent for the Extended Term be less than the monthly Base Rent payable hereunder for the last full month of the Lease term immediately preceding commencement of the Extended Term.

In the event it becomes necessary under this subparagraph to determine the fair market monthly Base Rent and the method of rental adjustment of the Premises by appraisal, Landlord and Tenant each shall appoint a real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers ("AIREA") and such appraisers shall each determine the fair market monthly Base Rent for the Premises, and the method of rental adjustment taking into account the value of the Premises and the amenities provided by the Outside Areas, the Building, and prevailing comparable rentals and rental adjustment practices in the area. Such appraisers shall within twenty
(20) business days after their appointment, complete their appraisals and submit their appraisal reports to Landlord and Tenant. If the fair market monthly Base Rent of the Premises established in the two (2) appraisals varies by five percent (5%) or less of the higher rental, the average of the two shall be controlling. If said fair market monthly Base Rent varies by more than five percent (5%) of the higher rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of the AIREA and who shall also be experienced in the appraisal of rental values and adjustment practices for commercial properties in the vicinity of the Premises. Such third appraiser shall, within twenty (20) business days after his appointment, determine by appraisal the fair market monthly Base Rent of the Premises, taking into account the same factors referred to above, and submit his appraisal report to Landlord and Tenant. The market monthly Base Rent determined by the third appraiser for the Premises shall be controlling, unless it is less than that set forth in the lower appraisal previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained, in which case the rental set forth in said higher appraisal shall be controlling. The method of adjusting rental periodically, including the manner and timing of such adjustments, shall be as determined by the initial two appraisers, if they agree on a single method, otherwise, it shall be as determined by the third appraiser. If either Landlord or Tenant fails to appoint an appraiser, or if an appraise appointed by either of them fails, after his appointment, to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser appointed properly and timely submitting his appraisal shall be controlling. If the two appraisers appointed by Landlord and Tenant are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Landlord or Tenant to the AIREA, which shall appoint a member of said institute willing to serve as appraiser. The cost of all appraisals under this subparagraph shall be borne equally by Landlord and Tenant.

7. Except as provided herein all other terms and conditions of the Lease shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.

LANDLORD

KONTRABECKI ASSOCIATES I

By: /s/ J. T. Kontrabecki

Its: General Partner               Date: 7/27/95

TENANT

INTEVAC CORPORATION

By: /s/ Signature Illegible

Its: Pres.                         Date: 7/27/95

                                  EXHIBIT A4


Graphical depiction of 3550 Bassett Street and 3580 Bassett Street, located in Triangle Technology Park, Santa Clara, California, highlighting in bold letters the "equipment pad" to be shared between the tenant and the occupant of the building known as 3560 Bassett Street.

                                Addendum IV to
                         Kontrabecki Group Industrial
                              Lease dated 5/26/94


Intevac Letterhead


November 8, 1996

To:       John Kontrabecki
From:     Charley Eddy
Re:       Short Term usage of 3580 Bassett Street space


I have a very short term requirement to store finished systems and some assorted items for about two months prior to shipment overseas. I could store them in my Mead Street warehouse, but manufacturing prefers not to move them prior to shipment. It would require about 2,000 square if we could just roll these items into 3560 Bassett and store them.

I suggest the following:

     A two month lease from November 11, 1996 to January 10, 1997 at $0.95 gross per foot per month, or $3800, for the 2,000 square feet space noted on Attachment I. The $0.70 is consistent with the rate we discussed in our 8/26 and 8/28 faxes.

     $3800 paid upon agreement with this proposal.

     If the system shipment is delayed beyond January 10, 1997 then we will pay prorata rent at the above rate until we vacate.

     If you lease the building we will vacate with 2 weeks notice.

Let me know if this works for you. If so, I suggest we use this letter as the form of the agreement.


/s/ Charley --95 cents and you have a deal. Also, let's attach letter to current lease and treat it as an addendum. That way I get the benefit of insurance coverage under lease.

John

John -- agreed -- we can make this addendum 4 to the lease.    C. Eddy

INTEVAC


November 8, 1996

To: John Kontrabecki From: Charley Eddy

Re: Short Term usage of 3560 Bassett Street space

I have a very short term requirement to store finished systems and some assorted items for about two months prior to shipment overseas. I could store them in my Mead Street warehouse, but manufacturing prefers not to move them prior to shipment. It would require about 2,000 square if we could just roll these items into 3560 Bassett and store them.

I suggest the following:

     A two month lease from November 11, 1996 to January 10, 1997 at $0.70 gross per foot per month, or $2800, for the 2,000 square feet space noted on Attachment I. The $0.70 is consistent with the rate we discussed in our 8/26 and 8/28 faxes.

     $2800 paid upon agreement with this proposal.

     If the system shipment is delayed beyond January 10, 1997 then we will pay prorata rent at the above rate until we vacate.

     If you lease the building we will vacate with 2 weeks notice.

Let me know if this works for you. If so, I suggest we use this letter as the form of the agreement.


Intevac, Inc. 3550 Bassett Street Santa Clara, CA 95054-2704
408/986-9888 FAX 408/727-5739

                                 ATTACHMENT I


Drawing depicting floor plan of building known as 3560 Bassett Street, Santa Clara, California, indicating shaded portion of the floor plan subject to Addendum.

                                 ADDENDUM V TO
                                --------------
                             THE KONTRABECKI GROUP
                             ---------------------
                               INDUSTRIAL LEASE
                               ----------------

This Addendum V is executed by and between KONTRABECKI ASSOCIATES I, a California limited partnership as Landlord, and INTEVAC CORPORATION, a California Corporation, as Tenant with respect to those certain Premises commonly known as 3550,3560,3570 and 3580 Bassett Street, Santa Clara, CA. This addendum is an integral part of the printed lease to which it is attached; provided, the provisions of this Addendum V supersede the provisions of the printed lease and the addendum thereto to the extent inconsistent therewith.

1.   Premises - Effective April 1, 1997, the term "Premises" as defined in
     --------
paragraph 1.3 of the Lease shall be modified to include the area outlined on the site plan attached hereto as Exhibit "A5" containing seventy three thousand and ninety three (73,093) square feet. Effective April 1, 1997, the Premises Gross Leasable Area shall be equal to one hundred sixty seven thousand and sixty three (167,063) square feet (49,080 square feet plus 44,890 square feet plus 73,093).

2.   Term - The term as set forth in paragraph 2.2 of the Lease shall be
     ----
modified as follows:

                                        Additional     Commencement
                                        ----------     ------------
Address                  Premises       Term           Expiration Date
-------                  --------       ----           ---------------

3570-3580 Bassett St.    44,890 s.f.    33 months      7/l/99-3/31/02
3560 Bassett St.         73,093 s.f.    60 months      4/1/97-3/31/02
3550 Bassett St.         49,080 s.f.    33 months      7/1/99-3/31/02

3.   Rent - The term "Base Rent" as defined in paragraph 3.1 of the Lease shall
     ----
be modified as follows:

     Rent - 3560 Bassett Street:
     ----

     Year      Rent/Mo/NNN         Per Square Foot
     ----      -----------         ---------------

     1         $80,402.30          $1.10 4/1/97 - 3/31/98
     2         $82,595.09          $1.13 4/1/98 - 3/31/99
     3         $84,787.88          $1.16 4/1/99 - 3/31/00
     4         $87,711.60          $1.20 4/1/00 - 3/31/01
     5         $89,904.39          $1.23 4/1/02 - 3/31/02

Upon expiration of the original lease terms for 3550, 3570, and 3580 Bassett Street (June 30, 1999), the new rent, per square foot, will correspond to the schedule set forth above, so that the rent per square foot is the same each month for all properties.

4.   Operating Expenses - Effective April 1, 1997, Tenant's Share of Direct
     ------------------
Operating Expense as set forth in and estimated pursuant to Paragraph 6.4 of the Lease shall increase from one thousand two hundred and no/100's dollars ($1,200.00) to two thousand two hundred and no/100's dollars ($2,200.00).

5.   Sublease Rights - Tenant will have the right to sublease the new premises
     ---------------
in
accordance with paragraph 15, 15.1 and 15.2 of the original lease. It is understood that Tenant will have the right to sublease the 3560 Bassett Street premises solely for the purpose of controlling Tenant's expansion space needs without Landlord's permission, and without triggering Landlord's termination rights, providing that any rent received by Tenant that is in excess of Tenant's rent obligations per square foot hereunder shall be paid to Landlord by Tenant, after Tenant recovers any costs incurred in subleasing.

6.   Option - At the expiration of the term of the Lease on March 31, 2002,
     ------
Tenant may extend the term of this Lease for the Premises known as 3550, 3560, 3570, and 3580 Bassett Street for an additional period of sixty (60) months commencing immediately following the Expiration Date (the "Extended Term"). Tenant shall exercise this option, if at all, by giving Landlord notice of Tenant's intention to do so at least one hundred eighty (180) days prior to the Expiration Date. In no event shall any purported exercise of such an option by Tenant be effective if (i) an Event of Default (as defined in Paragraph 16.1) exist at the time of such exercise or at the time the Extended Term would commenced, or (ii) more than three (3) Events of Default have occurred during the Lease term prior to the date the Extended Term would otherwise have commence. Unless expressly mentioned and approved in the consent of Landlord referred to in Paragraph 15 of this Lease, the option rights of Tenant under this paragraph are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant. Such Extended Term shall be upon all of the terms and conditions hereof, except that the monthly rental and methods of rental adjustment for the Term Extended shall be determined as set forth below.

As the commencement of the Extended Term, the monthly Base Rent and the method of rental adjustment (including the timing of the adjustments and the basis for calculating the adjustments) for the Extended Term shall be subject to negotiations between Landlord and Tenant, with an effort to determine a fair market rental for the Premises, as improved, and a method of rental adjustment consistent with rental adjustment practices for comparable lease space in the vicinity of the Premises. In the event the parties fail to agree upon the amount of the monthly Base Rent and the methods of rental adjustment for the Extended Term prior to the commencement thereof, the monthly Base Rent and the method of rental adjustment for the Extended Term shall be determined by appraisal in the manner hereafter set forth; provided, however, that in no event shall the monthly Base Rent for the Extended Term be less than the monthly Base Rent payable hereunder for the last full month of the Lease term immediately preceding commencement of the Extended Term.

In the event it becomes necessary under this subparagraph to determine the fair market monthly Base Rent and the method of rental adjustment of the Premises by appraisal, Landlord and Tenant each shall appoint a real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers ("AIREA") and such appraisers shall each determine the fair market monthly Base Rent for the Premises, and the methods of rental adjustments taking into account the value of the premises and the amenities provided by the Outside Areas, the Building, and prevailing comparable rentals and rental adjustment practices in the area. Such appraisers shall, within twenty (20) business days after their appointment, complete their appraisals and submit their appraisal reports to Landlord and Tenant. If the fair market monthly Base Rent of the Premises established in the two (2) appraisals varies by more than five percent (5%) or less of the higher rental, the average of the two shall be controlling. If said fair market monthly Base Rent varies by more than five percent (5%) of the higher rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraisers who shall be a member of the AIREA and who shall also be experienced in the appraisal of rental values and adjustment practices for commercial properties in the vicinity of the Premises. Such third appraiser shall, within twenty (20) business days after his appointment, determine by appraisal the fair market monthly Base Rent of the Premises, taking into account the same factors referred to above, and submit his appraisal report to Landlord and Tenant. The fair market monthly Base Rent determined by the third appraiser for the Premises shall be controlling, unless it is less than set forth in the lower previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained in which case the rental set forth in said higher appraisal shall be controlling. The method of adjusting rental periodically, including the manner and timing of such adjustments, shall be as determined by the initial two appraisers, if they agree on a single method, otherwise, it shall be determined by the third appraiser. If either Landlord or Tenant fails to appoint an appraiser, or if an appraiser appointed by either of them fails, after his appointment, to submit his appraisal within the required period in accordance with the forgoing, the appraisal submitted by the appraiser properly appointed and timely submitting appraisal shall be controlling. If the two appraisers appointed by Landlord and Tenant are unable to agree upon a appraiser within the required period in accordance with the forgoing, application shall be made within twenty (20) days thereafter by either Landlord or Tenant to the AIREA, which shall appoint a member of said institute willing to serve as appraiser. The cost of all appraisals under this subparagraph be borne equally by Landlord and Tenant.

7.   Parking - Effective April 1, 1997, parking for the Premises, as set forth
     -------
in Paragraph 2.1 of the Lease, shall increase from three hundred fifteen (315) spaces to five hundred sixty seven (567) spaces. One hundred seventy one (171) spaces are allocated to the Building known as 3550 Bassett Street, Santa Clara, California., two hundred fifty two (252) spaces are allocated to the Building known as 3560 Bassett Street Santa Clara, California, and one hundred forty four
(144) spaces are allocated to the Building known as 3570-3580 Bassett Street, Santa Clara, California.

8. Except as provided herein, all other terms and conditions of the Lease shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.

LANDLORD

KONTRABECKI ASSOCIATES I

By: /s/ J.T. Kontrabecki

Its: General Partner               Date: 3/18/97

TENANT

INTEVAC CORPORATION

By: /s/ C. Eddy

Its: /s/ CFO                       Date: 3/19/97

                                  EXHIBIT A5

Graphical depiction of the first floor plan and second floor plan of building known as 3560 Bassett Street, Santa Clara, California.

                                  EXHIBIT B


Graphical depiction of the first floor plan and second floor plan of building known as 3560 Bassett Street, Santa Clara, California, indicating the premises leased by Covad as being the entire second floor and the lobby area of the first floor.